                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               THE LIMITED, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                               THE LIMITED, INC.
                               -----------------
                             Three Limited Parkway
                             Columbus, Ohio 43216
                                (614) 479-7000


                                                                 April 14, 1997

Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders to be held at 9:00 a.m., Eastern Daylight Time, on May 19, 1997, at our offices located at Three Limited Parkway, Columbus, Ohio. Our Investor Relations telephone number is (614) 479-7070 should you require assistance in finding the location of the meeting. The formal Notice of Annual Meeting of Stockholders and Proxy Statement are attached. I hope that you will be able to attend and participate in the meeting, at which time I will have the opportunity to review the business and operations of The Limited.

  The matters to be acted upon by our stockholders are set forth in the Notice of Annual Meeting of Stockholders. It is important that your shares be represented and voted at the meeting. Accordingly, after reading the attached Proxy Statement, would you kindly sign, date and return the enclosed proxy card. Your vote is important regardless of the number of shares you own.

                                          Sincerely yours,


                                          /s/ Leslie H. Wexner

                                          Leslie H. Wexner
                                          Chairman of the Board

                               THE LIMITED, INC.
                               -----------------

                                   ---------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 MAY 19, 1997

                                                                 April 14, 1997

To the Stockholders:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Limited, Inc., a Delaware corporation (the "Company"), will be held at our offices located at Three Limited Parkway, Columbus, Ohio on May 19, 1997, at 9:00 a.m., Eastern Daylight Time, for the following purposes:

    1.To elect four directors to serve for terms of three years.

    2. To consider and vote upon a proposal to approve The Limited, Inc. Incentive Compensation Performance Plan.

    3. To consider and vote upon a proposal to approve the 1997 Restatement of The Limited, Inc. 1993 Stock Option and Performance Incentive Plan.

    4. To consider and vote upon a shareholder proposal concerning the composition of the Board of Directors.

    5. To consider and vote upon a shareholder proposal which requests that the Board of Directors adopt executive compensation policies linked to various aspects of the Company's selection of its foreign suppliers.

    6. To transact such other business as may properly come before the meeting or any adjournments thereof.

  Only stockholders of record, as shown by the transfer books of the Company, at the close of business on March 28, 1997 are entitled to notice of and to vote at the Annual Meeting.

                                          By Order of the Board of Directors


                                          /s/ Leslie H. Wexner

                                          Leslie H. Wexner
                                          Chairman of the Board



 PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                               THE LIMITED, INC.
                               -----------------
                             Three Limited Parkway
                             Columbus, Ohio 43216
                                (614) 479-7000


                               PROXY STATEMENT
                             DATED APRIL 14, 1997

                        ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 19, 1997


  The accompanying proxy is solicited by the Board of Directors of The Limited, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders to be held May 19, 1997 (the "Annual Meeting"), and any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted in accordance with the recommendation of the Company's Board of Directors with respect to each matter submitted to the Company's stockholders for approval. Abstentions will not be voted, but will be counted for determining the presence of a quorum. Broker non-votes will not be counted for any purpose. Any stockholder giving a proxy has the power to revoke it prior to its exercise by notice of revocation to the Company in writing, by voting in person at the Annual Meeting or by execution of a subsequent proxy; provided, however, that such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.

  The shares entitled to vote at the meeting consist of shares of Common Stock of the Company ("Common Stock"), with each share entitling the holder of record to one vote. At the close of business on March 28, 1997, the record date for the Annual Meeting, there were outstanding 271,290,511 shares of Common Stock. This Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about April 14, 1997.

                             ELECTION OF DIRECTORS

NOMINEES AND DIRECTORS

  Four members of the Board of Directors of the Company will be elected at the Annual Meeting. Directors elected at the Annual Meeting will hold office for a three-year term expiring at the Annual Meeting of Stockholders in 2000 or until their successors are elected and qualified. The nominees of the Board of Directors for such positions are identified below. In the event any of such nominees shall be unable or unwilling to serve as a director, it is intended that the proxies will be voted for the election of such person nominated by the Board of Directors in substitution. The Company has no reason to believe that any nominee of the Board of Directors will be unable to serve as a director if elected.

  Stockholders wishing to nominate directors for election may do so by delivering to the Secretary of the Company, no later than 14 days before the Annual Meeting, a notice setting forth (a) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (b) the principal occupation or employment of each such nominee and (c) the number of shares of stock of the Company beneficially owned by each such nominee. No person may be elected as a director unless he or she has been nominated by a stockholder in the manner just described or by the Board of Directors. The four nominees receiving the highest number of votes will be elected directors. Proxies may not be voted for more than four nominees.

  A stockholder of the Company has nominated Patrick McGowan for election as a director of the Company, and stockholders will be able to vote in person at the Annual Meeting for his election. The Board of Directors is not nominating Mr. McGowan for election to the Board of Directors.

  Bella Wexner is retiring from the Board of Directors after 34 years of service as a director of the Company. In recognition of her unique relationship with the Company since its formation, effective at the Annual Meeting, Mrs. Bella Wexner will hold the honorary position of Director Emeritus. In addition, as previously announced, Michael Weiss has assumed the position of President and Chief Executive Officer of the Company's Express division. In order to devote his full attention to Express, Mr. Weiss has resigned from the Company's Board of Directors. Abigail S. Wexner has been nominated to fill the vacancy created by Mrs. Bella Wexner's retirement. The vacancy created by Mr. Weiss' resignation has not been filled, and the size of the Board has been reduced to twelve members (subject to increase in accordance with the terms of the Company's bylaws).

BUSINESS EXPERIENCE

 Nominees of the Board of Directors for Election at the 1997 Annual Meeting

 E. GORDON GEE      Dr. Gee has been President of The Ohio State University
                    since September 1990. Dr. Gee is also a director of
                    Intimate Brands, Inc. ("Intimate Brands") and Abercrombie &
                    Fitch Co. ("Abercrombie & Fitch"), both of which are
                    subsidiaries of the Company, ASARCO, Inc., Banc One
                    Corporation, Columbia Gas of Ohio and Glimcher Realty
                    Trust.
 CLAUDINE B. MALONE Ms. Malone has been President and Chief Executive Officer of Financial & Management Consulting, Inc. since 1982. She is also Chairman of the Federal Reserve Bank of Richmond
                    and a director of Dell Computer Corporation, Hannaford
                    Brothers, Inc., Hasbro, Inc., Houghton Mifflin Co., Lafarge
                    Corporation, Lowe's Companies, Mallinckrodt Group, Inc.,
                    Science Applications International Corporation and Union
                    Pacific Resources Corp.
 ALLAN R. TESSLER   Mr. Tessler has been Chairman of the Board and Chief
                    Executive Officer of International Financial Group, Inc., a
                    merchant banking concern, for more than five years and Co-
                    Chairman and Chief Executive Officer of Data Broadcasting
                    Corporation ("Data Broadcasting"), a data broadcasting
                    network, since 1992. Mr. Tessler was Chairman of the Board and Chief Executive Officer of Ameriscribe Corporation, a
                    provider of reprographic and related facilities management services, from 1988 through 1993 and Counsel to the law
                    firm of Shea & Gould from 1988 through January 1993. Mr.
                    Tessler is also the Chairman of the Boards of Directors of
                    Enhance Financial Services Group, Inc. and Jackpot
                    Enterprises, Inc. Mr. Tessler is a director of Allis-
                    Chalmers Corporation.
 ABIGAIL S. WEXNER  Mrs. Wexner was an attorney with the law firm of Davis Polk
                    & Wardwell from 1987 until 1992, where she specialized in
                    mergers and acquisitions. She is a director of the
                    Children's Defense Fund and is a member of the Board of
                    Governors of the American Red Cross, the Governing
                    Committee of The Columbus Foundation and the Board of
                    Trustees of the Children's Hospital, Inc. in Columbus, Ohio
                    and was appointed by the President of the United States as a member of the United States Holocaust Memorial Council.
                    Mrs. Wexner is the wife of Leslie H. Wexner.

 Directors Whose Terms Continue until the 1998 Annual Meeting

 LESLIE H. WEXNER       Mr. Wexner has been President and Chief Executive
                        Officer since he founded the Company in 1963, and
                        Chairman of the Board for more than five years. Mr.
                        Wexner has also been the Chairman of the Board and
                        Chief Executive Officer of Intimate Brands since 1995
                        and Chairman of the Board of Abercrombie & Fitch since
                        1996. Mr. Wexner is also a director of Hollinger
                        International and Hollinger International Publishing,
                        Inc.
 EUGENE M. FREEDMAN     Mr. Freedman has been Senior Advisor to and a director
                        of Monitor Company, Inc., an international business
                        strategy and consulting firm, since January 1995. Until
                        October 1994 and for more than five years prior
                        thereto, Mr. Freedman was a partner of Coopers &
                        Lybrand, where he served as Chairman and Chief
                        Executive Officer of Coopers & Lybrand LLP, U.S. ("C &
                        L, U.S.") since October 1991 and as Chairman of Coopers
                        & Lybrand, International since 1992. During the
                        Company's 1996 fiscal year, C & L, U.S. served as the
                        Company's independent public accountants. The amount of
                        compensation paid by the Company to C & L, U.S. for
                        such services was less than 1% of the Company's and C &
                        L, U.S.'s consolidated gross revenues for their 1996
                        fiscal years. Mr. Freedman is also a director of
                        Computervision Corporation and Questor Partners Fund
                        L.P.
 KENNETH B. GILMAN      Mr. Gilman has been Vice Chairman and Chief Financial
                        Officer of the Company since June 1993. For more than
                        five years prior thereto, Mr. Gilman was Executive Vice
                        President and Chief Financial Officer of the Company.
                        Mr. Gilman has also been the Vice Chairman of the Board
                        of Intimate Brands since 1995 and Vice Chairman of the
                        Board of Abercrombie & Fitch since 1996. Mr. Gilman is
                        also a director of We Do, Inc.
 DAVID T. KOLLAT        Mr. Kollat has been Chairman of 22, Inc., a management
                        consulting firm, for more than five years. He is also a
                        director of Audio Environments, Inc., Cheryl & Co.,
                        Inc., Christy Partners, Consolidated Stores
                        Corporation, Cooker Restaurant Corporation, Pipeliner
                        Systems, Inc., SBC Advertising, Select Comfort, Inc.,
                        Wolverine World Wide, Inc. and Resource Marketing, Inc.

 Directors Whose Terms Continue until the 1999 Annual Meeting

 LEONARD A. SCHLESINGER Dr. Schlesinger has been a member of the faculty of
                        Harvard Business School ("Harvard") since 1988 and
                        currently is the George F. Baker Jr. Professor of
                        Business Administration. He also served as the Senior
                        Associate Dean and Director of External Relations at
                        Harvard from July 1994 until October 1995. Dr.
                        Schlesinger currently is a director of Borders Group,
                        Inc. and Pegasystems, Inc.
 DONALD B. SHACKELFORD  Mr. Shackelford has been Chairman of the Board and
                        Chief Executive Officer of State Savings Bank, a
                        banking business, for more than five years and has been
                        the Chief Executive Officer of State Savings Co. since
                        1995. Mr. Shackelford is also a director of Intimate
                        Brands, Abercrombie & Fitch, Progressive Corporation
                        and Worthington Foods, Inc.
 MARTIN TRUST           Mr. Trust has been President and Chief Executive
                        Officer of Mast Industries, Inc., a wholly-owned
                        subsidiary of the Company, for more than five years. He
                        is also a director of Staples, Inc.

 RAYMOND ZIMMERMAN Mr. Zimmerman has been Chairman of the Board and Chief
                   Executive Officer of Service Merchandise Company, Inc.
                   ("Service"), a retail catalogue merchandising business, for more than five years. He was also President of Service from 1973 until November 1994.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

  The Company's Board of Directors held six meetings in fiscal year 1996. During fiscal year 1996, all of the directors attended 75% or more of the total number of meetings of the Board and of committees of the Board on which they served, except for Mrs. Bella Wexner.

  The Audit Committee of the Board recommends the firm to be employed as the Company's independent public accountants and reviews the scope of the audit and audit fees. In addition, the Audit Committee consults with the independent auditors with regard to the plan of audit, the resulting audit report and the accompanying management letter, and confers with the independent auditors with regard to the adequacy of internal accounting controls, as appropriate, out of the presence of management. The members of the Audit Committee are Ms. Malone (Chair) and Messrs. Shackelford, Tessler and Zimmerman. The Audit Committee held six meetings in fiscal year 1996.

  The Compensation Committee of the Board is charged with reviewing executive compensation and administering the Company's stock option and performance incentive plans. Its members are Mr. Shackelford (Chair) and Dr. Gee. Members of the Compensation Committee held four meetings in fiscal year 1996 and took action in writing without a meeting on ten occasions.

  The Nominating Committee of the Board is responsible for nominating, on behalf of the Board, suitable persons for election as directors of the Company. Its members are Messrs. Tessler (Chair) and Wexner. Stockholders are permitted to nominate directly directors for election (see "ELECTION OF DIRECTORS--Nominees and Directors" above); therefore, no formal procedures exist for stockholders to make nominee recommendations to the Nominating Committee. The Nominating Committee took no action in fiscal year 1996.

  The Finance Committee of the Board is charged with periodically reviewing the financial position of the Company and the financial arrangements of the Company with banks and other financial institutions. The Finance Committee also makes recommendations on financial matters that it believes are necessary, advisable or appropriate. Its members are Ms. Malone and Messrs. Tessler (Chair), Freedman, Shackelford and Zimmerman. The Finance Committee held five meetings in fiscal year 1996.

  The Executive Committee of the Board may exercise, to the fullest extent permitted by law, all of the powers and authority granted to the Board. The Executive Committee may also declare dividends, authorize the issuance of stock and authorize the seal of the Company to be affixed to papers that require it. Its members are Messrs. Wexner (Chair) and Shackelford. The Executive Committee took action in writing without a meeting on three occasions in fiscal year 1996.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

  Set forth below is certain information about the securities ownership of all directors of the Company, the executive officers of the Company named in the Summary Compensation Table below and all directors and executive officers of the Company as a group.

                                                                                 NUMBER OF                    NUMBER OF
                                                                                 SHARES OF                    SHARES OF
                                                                                  INTIMATE                   ABERCROMBIE
                                                 NUMBER OF                      BRANDS, INC.     PERCENT OF  & FITCH CO.
                                                 SHARES OF                        CLASS A         INTIMATE     CLASS A
                                                   COMMON                          COMMON       BRANDS, INC.    COMMON
NAE, POSITION WITH THEM      DIRECTOR              STOCK                           STOCK          CLASS A       STOCK
 CMPANY OR PRINCIPALO      CONTINUOUSLY  TERM   BENEFICIALLY         PERCENT OF BENEFICIALLY       COMMON    BENEFICIALLY
  CCUPATION, AND AGEO         SINCE     EXPIRES OWNED(A)(B)            CLASS    OWNED (A)(B)       STOCK     OWNED(A)(B)
  ------------------       ------------ ------- ------------         ---------- ------------    ------------ ------------
  Eugene M.
  Freedman..........           1995      1998         5,825                *            0            **          1,000
   Senior Advisor to
   and Director of
   Monitor Company,
   Inc., 65
  E. Gordon Gee.....           1991      1997         1,386                *        1,590(c)          *            577
   President of The
   Ohio State
   University, 53
  Kenneth B. Gilman.           1990      1998       427,109(d)(e)(f)       *       15,244(c)(g)       *         10,000
   Vice Chairman and
   Chief Financial
   Officer, 50
  David T. Kollat...           1976      1998       200,386                *       17,647             *          1,000
   Chairman of 22
   Inc., 58
  Claudine B.
  Malone............           1982      1997         2,786                *          592                          500
   President and
   Chief Executive
   Officer of
   Financial &
   Management
   Consulting, Inc.,
   60
  Leonard A.
  Schlesinger.......           1996      1999         1,386                *          500             *          1,000
   Professor of
   Business
   Administration,
   Harvard Business
   School, 44
  Donald B.
  Shackelford.......           1975      1999        67,837(d)             *        4,628(c)          *          1,077
   Chairman of the
   Board and Chief
   Executive Officer
   of State Savings
   Bank, 64
  Allan R. Tessler..           1987      1997        20,588(d)             *            0            **          1,000
   Chairman of the
   Board and Chief
   Executive Officer
   of International
   Financial
   Group, Inc., 60
  Martin Trust......           1978      1999     2,384,932(d)(e)(f)       *        8,823(h)          *         18,750(i)
   President and
   Chief Executive
   Officer of Mast
   Industries, Inc.,
   62
  Michael A. Weiss..           1993        **       473,576(e)(f)          *        5,038             *          1,562
   President and
   Chief Executive
   Officer of
   Express, 55
  Abigail S. Wexner.             **        **       200,000                *            0            **              0
   Nominee for
   Director, 35
  Bella Wexner......           1963      1997    10,883,366(j)           4.0%           0            **              0
   Director
   Emeritus, over 65
  Leslie H. Wexner..           1963      1998    67,384,748(e)(f)(k)    24.9%      60,776             *         10,000
   Chairman of the
   Board,
   Chief Executive
   Officer and
   President, 59
                           PERCENT OF
                           ABERCROMBIE
                           & FITCH CO.
NAE, POSITION WITH THEM      CLASS A
 CMPANY OR PRINCIPALO        COMMON
  CCUPATION, AND AGEO         STOCK
  ------------------------ -----------
  Eugene M.
  Freedman..........             *
   Senior Advisor to
   and Director of
   Monitor Company,
   Inc., 65
  E. Gordon Gee.....             *
   President of The
   Ohio State
   University, 53
  Kenneth B. Gilman.             *
   Vice Chairman and
   Chief Financial
   Officer, 50
  David T. Kollat...             *
   Chairman of 22
   Inc., 58
  Claudine B.
  Malone............             *
   President and
   Chief Executive
   Officer of
   Financial &
   Management
   Consulting, Inc.,
   60
  Leonard A.
  Schlesinger.......             *
   Professor of
   Business
   Administration,
   Harvard Business
   School, 44
  Donald B.
  Shackelford.......             *
   Chairman of the
   Board and Chief
   Executive Officer
   of State Savings
   Bank, 64
  Allan R. Tessler..             *
   Chairman of the
   Board and Chief
   Executive Officer
   of International
   Financial
   Group, Inc., 60
  Martin Trust......             *
   President and
   Chief Executive
   Officer of Mast
   Industries, Inc.,
   62
  Michael A. Weiss..             *
   President and
   Chief Executive
   Officer of
   Express, 55
  Abigail S. Wexner.            **
   Nominee for
   Director, 35
  Bella Wexner......            **
   Director
   Emeritus, over 65
  Leslie H. Wexner..             *
   Chairman of the
   Board,
   Chief Executive
   Officer and
   President, 59

                                                                                  NUMBER OF                     NUMBER OF
                                                                                  SHARES OF                     SHARES OF
                                                                                   INTIMATE                    ABERCROMBIE
                                                  NUMBER OF                      BRANDS, INC.      PERCENT OF  & FITCH CO.
                                                  SHARES OF                        CLASS A          INTIMATE     CLASS A
                                                    COMMON                          COMMON        BRANDS, INC.    COMMON
NAM, POSITION WITH THEE       DIRECTOR              STOCK                           STOCK           CLASS A       STOCK
  CMPANY OR PRINCIPALO      CONTINUOUSLY  TERM   BENEFICIALLY         PERCENT OF BENEFICIALLY        COMMON    BENEFICIALLY
  OCUPATION, AND AGEC          SINCE     EXPIRES OWNED(A)(B)            CLASS    OWNED (A)(B)        STOCK     OWNED(A)(B)
   -----------------        ------------ ------- ------------         ---------- ------------     ------------ ------------
   Raymond
   Zimmerman........            1984      1999         6,586(l)             *        1,519              *              0
    Chairman of the
    Board and Chief
    Executive
    Officer of
    Service
    Merchandise
    Company, Inc.,
    63
   Charles W.
   Hinson...........              **        **       563,698(e)(f)          *        1,667(c)           *              0
    President-Store
    Planning, 60
   All directors and
    executive
    officers as a
    group...........              **        **    87,324,887(e)(f)(m)    32.2%     154,445(c)(n)        *         61,007(i)
                            PERCENT OF
                            ABERCROMBIE
                            & FITCH CO.
NAM, POSITION WITH THEE       CLASS A
  CMPANY OR PRINCIPALO        COMMON
  OCUPATION, AND AGEC          STOCK
   ------------------------ -----------
   Raymond
   Zimmerman........             **
    Chairman of the
    Board and Chief
    Executive
    Officer of
    Service
    Merchandise
    Company, Inc.,
    63
   Charles W.
   Hinson...........             **
    President-Store
    Planning, 60
   All directors and
    executive
    officers as a
    group...........              *

---------
*  Less than 1%.
** Not applicable.
(a) Unless otherwise indicated, each named person has voting and investment power over the listed shares and such voting and investment power is exercised solely by the named person or shared with a spouse.
(b) Reflects ownership as of February 24, 1997.
(c) Includes the following number of shares issuable within 60 days upon the exercise of outstanding stock options: Mr. Hinson, 1,667; Mr. Gilman, 4,167; Dr. Gee, 500; Mr. Shackelford, 500; and all directors and executive officers as a group, 20,085.
(d) Includes the following number of shares owned by family members, as to which beneficial ownership is disclaimed: Mr. Gilman, 1,117; Mr. Shackelford, 18,381; Mr. Tessler, 202; and Mr. Trust, 208,307.
(e) Includes the following number of shares held as of December 31, 1996 in an employee benefit plan, over which the participant has the power to dispose or withdraw shares: Mr. Gilman, 33,075; Mr. Trust, 28,063; Mr. Weiss, 51,693; Mr. Wexner, 520,631; Mr. Hinson, 228,636; and all directors and executive officers as a group, 954,253.
(f) Includes the following number of shares issuable within 60 days upon the exercise of outstanding stock options: Mr. Gilman, 254,167; Mr. Trust, 83,500; Mr. Weiss, 224,500; Mr. Wexner, 87,500; Mr. Hinson, 166,250; and
    all directors and executive officers as a group, 1,329,583.
(g) Includes 1,000 shares owned by family members, as to which Mr. Gilman disclaims beneficial ownership.
(h) Includes 2,941 shares as to which Mr. Trust disclaims beneficial ownership.
(i) Includes 9,375 shares as to which Mr. Trust disclaims beneficial ownership.
(j) Includes 5,740,852 shares held by the Bella Wexner 1996 Charitable Remainder Unitrust, as to which Mrs. Bella Wexner shares investment and voting power, and 4,525,736 shares as to which Mrs. Bella Wexner has sole voting power, but shares investment power.
(k) Includes 2,000,000 shares held by Health and Science Interests, 350,000 shares held by Health and Science Interests II, 2,104,717 shares held by the Wexner Foundation, 6,010,600 shares held by the Harry & Hannah Wexner Trust, 3,989,400 shares held by the Harry, Hannah & David Wexner Trust, and 18,750,000 shares held by The Wexner Children's Trust. Mr. Wexner disclaims beneficial ownership of the shares held by Health and Science Interests, Health and Science Interests II and the Wexner Foundation. Mr. Wexner shares investment and voting power with others with respect to shares held by the Wexner Foundation. The 18,750,000 shares held by The Wexner Children's Trust are held subject to the terms of the Contingent Stock Redemption Agreement described under "Certain Relationships and Related Transactions" below.
(l) Includes 1,200 shares which are Mr. Zimmerman's pro rata share of 3,600 shares owned by a corporation of which Mr. Zimmerman is president and a 33% shareholder plus 2,000 shares held by a partnership which is 50% owned by Mr. Zimmerman and 50% owned by his wife.
(m) Includes 4,676,563 shares as to which beneficial ownership is disclaimed. Does not include 200,000 shares held by Mrs. Abigail Wexner.
(n) Includes 3,941 shares, as to which beneficial ownership is disclaimed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  On January 26, 1996, the Company, Leslie H. Wexner, the Company's Chairman, Chief Executive Officer and President, and The Wexner Children's Trust (the "Trust") entered into a Contingent Stock Redemption Agreement, which Agreement was amended as of July 19, 1996 (as so amended, the "Agreement"). The following summary of the material terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which (prior to the amendment referred to above) was filed with the Securities and Exchange Commission (the "Commission") as an exhibit to the Company's Schedule 13E-4 filed in connection with the Company's issuer tender offer which expired on March 6, 1996, and a copy of which (together with the amendment referred to above) will be filed with the Commission as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 1997. Such exhibits are available for inspection at the Commission.

  A new, wholly-owned subsidiary (the "Subsidiary") of the Company has guaranteed the Company's obligations under the Agreement, has been capitalized by the Company with $351.6 million (representing the amount required to pay the Redemption Price in the event of an exercise in full of the Redemption Right (each, as defined below)) and will not engage in any actions or undertake any operations other than as contemplated by the Agreement. Pursuant to the terms of the Agreement, the Trust deposited 18,750,000 shares (the "Subject Shares") in a custody account established with Morgan Guaranty Trust Company of New York. For the purposes of the Agreement, a "Subject Share" will include, in the event of any spinoff or other distribution by the Company to its stockholders of any business controlled by the Company, in addition to a share of Common Stock of the Company, such security (or portion thereof) as the Trust may receive in the spinoff or other distribution in respect of each share of Common Stock.

  Pursuant to the terms of the Agreement, the Trust will have the opportunity (the "Redemption Right"), commencing on January 31, 1998 and ending on January 30, 2006 (the "Exercise Period"), to require the Company to redeem the Subject Shares, from time to time, in whole or in part (subject to specified minimum amounts), at a price per share equal to $18.75, subject to certain adjustments (the "Redemption Price"). The Trust will have the right to transfer the Redemption Right, from time to time, in whole or in part, to (i) Mr. Wexner,
(ii) any member of Mr. Wexner's immediate family, (iii) any corporation, partnership, trust or other entity of which all of the owners or beneficiaries are Mr. Wexner or any member of Mr. Wexner's immediate family or any charitable trust, (iv) any estate or personal representative of Mr. Wexner or any member of Mr. Wexner's immediate family and (v) subject to certain conditions, third parties, in each case, provided that such transferee agrees to be bound by the terms of the Agreement. The Trust will have the right to pledge the Redemption Right to a financial institution reasonably satisfactory to the Company to secure the Trust's obligations in respect of borrowed money under any credit or similar agreement. The Trust will be permitted to withdraw Subject Shares from the custody account provided such withdrawn shares are replaced by an amount in cash equal to 120% of the market value of the withdrawn shares. The Trust will be permitted to sell all the withdrawn shares.

  The Company will have the opportunity (the "Company Redemption Right"), beginning on July 31, 2006 and ending on January 30, 2007, to redeem the Subject Shares, from time to time, in whole or in part (subject to specified minimum amounts), at a price per share equal to $25.07, subject to certain adjustments (also referred to as the "Redemption Price"). The Company will have the right to transfer the Company Redemption Right, from time to time, in whole or in part, to any affiliate. The Company Redemption Right will be reduced on a share-for-share basis for any Subject Shares redeemed by the Company pursuant to the Redemption Right.

  Subject to the terms of the Agreement, certain adjustments will be made to the number of shares of Common Stock subject to the Redemption Right and the Company Redemption Right or to the Redemption Price, as the case may be, upon the following events: (i) the payment of a dividend in shares, or any subdivision, split or reclassification of shares of Common Stock; (ii) the issuance of shares of Common Stock (or rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock) to all holders of shares of Common Stock at a price less than its market price; (iii) the repurchase of shares of Common Stock at a price in excess of its market price; or (iv) any change, reclassification, conversion or other similar transaction involving shares of Common Stock.

  During fiscal year 1996, Leonard A. Schlesinger, a member of the Board of Directors, provided consulting services to the Company and Mast Industries, Inc., a wholly-owned subsidiary of the Company. The fees for such services were approximately $83,750 and $25,000, respectively.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table provides information concerning compensation paid by the Company to each of the named executive officers of the Company for each of the Company's last three fiscal years.

                          SUMMARY COMPENSATION TABLE

                                                                   LONG-TERM
                                    ANNUAL COMPENSATION       COMPENSATION AWARDS
                                    ------------------- -------------------------------
                                                                   SECURITIES
                                                        RESTRICTED UNDERLYING ALL OTHER
                                                           STOCK    OPTIONS    COMPEN-
                             FISCAL  SALARY   BONUS(1)  AWARDS(2)   AWARDED   SATION(3)
NAME AND PRINCIPAL POSITION   YEAR     ($)       ($)       ($)        (#)        ($)
---------------------------  ------ --------- --------- ---------- ---------- ---------
Leslie H. Wexner........      1996  1,011,538   915,000     --     200,000(4)  151,629
 Chairman of the Board,
Chief                                                              100,000(5)
 Executive Officer and
President                     1995  1,150,000   768,315     --     100,000(4)  148,436
                              1994  1,150,000   832,370  556,562    50,000(4)  149,066
Kenneth B. Gilman.......      1996    903,846   603,900     --      50,000(4)  187,192
 Vice Chairman and Chief
Financial                                                           50,000(5)
 Officer                      1995    941,935   449,820     --      25,000(4)  190,772
                              1994    896,144   473,760  278,281    25,000(4)  185,736
Michael A. Weiss........      1996    903,846   281,655     --      25,000(4)  174,308
 Vice Chairman(6)             1995    941,935   449,820     --      25,000(4)  190,772
                              1994    896,144   473,760  278,281    25,000(4)  185,736
Martin Trust............      1996    703,846 1,155,700  371,818    60,000(4)  203,807
 President and Chief
Executive Officer                                        146,991
 of Mast Industries,
Inc.                          1995    741,650   679,455  197,985    20,000(4)  154,278
                              1994    693,013   171,255     --      25,000(4)  123,775
Charles W. Hinson.......      1996    698,077   256,200     --      30,000(4)  117,132
 President--Store
Planning                                                            20,000(5)
                              1995    666,852   189,188     --      10,000(4)  111,265
                              1994    620,352   205,626   89,050    10,000(4)  107,690

----------

(1) Represents for each fiscal year, the aggregate of the performance-based incentive compensation for the Spring and Fall selling seasons.
(2) Represents for each executive officer, the restricted stock awards for the specified fiscal year under the Company's 1993 Stock Option and Performance Incentive Plan. Information set forth above is based on the closing price of the Common Stock on the date on which the awards were made: February 1, 1995 for 1994 awards; February 1, 1996 for 1995 awards; and August 1, 1996 and February 1, 1997 for the 1996 awards earned by Mr. Trust. As of February 1, 1997, the aggregate restricted stock holdings and the value of such holdings for each of the named executive officers were:
    Mr. Wexner, 13,000 shares, $222,625; Mr. Gilman, 6,500 shares, $111,313;
    Mr. Weiss, 6,500 shares, $111,313; Mr. Trust, 34,600 shares, $592,525; and
    Mr. Hinson, 2,080 shares, $35,620 (based on the $17.125 fair market value of a share of Common Stock as of Friday, January 31, 1997).

  The 1996 award to Mr. Trust is comprised of two separate awards, a February 1, 1997 award of 21,712 shares and an August 1, 1996 award of 7,538 shares. All awards held by Mr. Trust, and all restricted stock performance awards made in 1994, vest as follows: 10% on the award date; an additional 20% on the first anniversary of the award date; an additional 30% on the second anniversary of the award date; and the remaining 40% on the third anniversary of the award date, subject, in each case, to the holder's continued employment with the Company.

  Dividends will not be paid or accrue with respect to shares of restricted stock until such shares vest.

(3) Represents for each executive officer, the amount of employer matching and supplemental contributions allocated to his account under certain of the Company's qualified and non-qualified defined contribution plans during 1996.

(4) Denominated in shares of the Company's Common Stock.

(5) Denominated in shares of Intimate Brands' Class A Common Stock.

(6) Mr. Weiss was appointed President and Chief Executive Officer of Express effective January 13, 1997.

LONG-TERM INCENTIVE PLAN AWARDS

  No awards were granted in respect of the 1996 fiscal year to the named executive officers other than the restricted stock performance awards granted to Mr. Trust as disclosed in the Summary Compensation Table.

STOCK OPTIONS

  The following table sets forth certain information regarding stock options granted to the executive officers named in the Summary Compensation Table during the Company's 1996 fiscal year.

                       OPTION GRANTS IN FISCAL YEAR 1996

                              INDIVIDUAL GRANTS(1)                      POTENTIAL REALIZABLE
                              --------------------                        VALUE AT ASSUMED
                                    APPROXIMATE                         ANNUAL RATES OF STOCK
                                    % OF TOTAL                         PRICE APPRECIATION FOR
                                      OPTIONS                              OPTION TERM(4)
                         SECURITIES GRANTED TO  EXERCISE               -----------------------
                         UNDERLYING ASSOCIATES   PRICE
                          OPTIONS    IN FISCAL    PER       EXPIRATION
          NAME           GRANTED(1)    YEAR      SHARE         DATE            5%         10%
------------------------ ---------- ----------- --------    ---------- ----------- -----------
Leslie H. Wexner........  19,656(2)     1.08%   $20.35  (5)  7/19/01   $   110,513 $   244,204
                         180,344(2)     9.91%    20.35  (5)  7/19/06     2,308,044   5,849,035
                         100,000(3)    10.93%    21.5875(5)  7/19/06     1,357,626   3,440,492
Kenneth B. Gilman.......  16,197(2)     0.89%   $16.625      2/10/06   $   169,346 $   429,155
                          33,803(2)     1.86%    16.625      2/10/06       353,423     895,643
                           2,176(3)     0.24%    14.125      2/10/06        19,330      48,985
                          47,824(3)     5.23%    14.125      2/10/06       424,827   1,076,595
Michael A. Weiss........   6,015(2)     0.33%   $16.625      2/10/06   $    62,889 $   159,373
                          18,985(2)     1.04%    16.625      2/10/06       198,495     503,026
Martin Trust............  17,781(2)     0.98%   $16.625      2/10/06   $   185,907 $   471,125
                          42,219(2)     2.32%    16.625      2/10/06       441,415   1,118,633
Charles W. Hinson.......  17,725(2)     0.97%   $16.625      2/10/06   $   185,321 $   469,641
                          12,275(2)     0.67%    16.625      2/10/06       128,340     325,238
                           2,860(3)     0.31%    14.125      2/10/06        25,406      64,383
                          17,140(3)     1.87%    14.125      2/10/06       152,257     385,849

                                                  (footnotes on following page)

----------
(1) On July 18, 1996, options were granted to Mr. Wexner and, on February 9, 1996, to Mr. Weiss pursuant to the Company's 1993 Stock Option and Performance Incentive Plan, and, on July 18, 1996, options were granted to Mr. Wexner pursuant to the Intimate Brands, Inc. 1995 Stock Option and Performance Incentive Plan. All such options become exercisable in four equal annual installments commencing on the first anniversary of the grant date, subject to continued employment. Each of executive officers Wexner and Weiss received two grants of Company options during 1996. One grant represents options intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the other represents non-qualified stock options. All Intimate Brands options granted to Mr. Wexner represent non-qualified stock options.

  On February 9, 1996, options were granted to executive officers Gilman, Trust and Hinson pursuant to the Company's 1993 Stock Option and Performance Incentive Plan and options were granted to executive officers Gilman and Hinson pursuant to the Intimate Brands, Inc. 1995 Stock Option and Performance Incentive Plan. Each option is comprised of three approximately equal tranches, each of which will vest in four equal annual installments commencing on the first, second and third anniversaries of the grant date, respectively, subject to continued employment. Each of executive officers Gilman, Trust and Hinson received two grants of options during 1996. One grant represents options intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code and the other represents non-qualified stock options.

(2) Denominated in shares of the Company's Common Stock.

(3) Denominated in shares of Intimate Brands' Class A Common Stock.

(4) The assumed rates of growth were selected by the Commission for illustrative purposes only and are not intended to predict or forecast future stock prices.

(5) The per share exercise price of all such options granted to Mr. Wexner is set at 110% of the fair market value of the underlying common stock on the date of grant.

  The following table sets forth certain information regarding stock options exercised by the executive officers named in the Summary Compensation Table during the Company's 1996 fiscal year and the year-end values of unexercised options held by such executive officers.

                AGGREGATED OPTION EXERCISES IN 1996 FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                    NUMBER OF SECURITIES
                                                   UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED
                                                   OPTIONS AT FISCAL YEAR-    IN-THE-MONEY OPTIONS AT
                           SHARES                            END                  FISCAL YEAR-END
                          ACQUIRED      VALUE     -------------------------- ---------------------------
          NAME           ON EXERCISE REALIZED (1) EXERCISABLE  UNEXERCISABLE EXERCISABLE   UNEXERCISABLE
------------------------ ----------- ------------ -----------  ------------- -----------   -------------
Leslie H. Wexner........     --           --         50,000(2)  300,000(2)    $  3,125(2)    $  3,125(2)
                                                        -- (3)  100,000(3)         -- (3)         -- (3)
Kenneth B. Gilman.......     --           --        237,500(2)   81,250(2)    $422,656(2)    $ 26,563(2)
                                                        -- (3)   50,000(3)         -- (3)     181,250(3)
Michael A. Weiss........     --           --        205,750(2)   56,250(2)    $235,563(2)    $ 14,063(2)
Martin Trust............   20,000      $151,250      67,250(2)   95,750(2)    $  1,563(2)    $ 31,563(2)
Charles W. Hinson.......     --           --        158,750(2)   46,250(2)    $301,875(2)    $ 15,625(2)
                                                        -- (3)   20,000(3)         -- (3)      72,500(3)

--------
(1) Calculated on the basis of the number of shares exercised, multiplied by the excess of the fair market value of a share of Common Stock on the date of exercise over the exercise price of such option.

(2) Denominated in shares of the Company's Common Stock. Value is calculated on the basis of the number of shares subject to each such option, multiplied by the excess of the fair market value of a share of Common Stock at fiscal year-end ($17.125) over the exercise price of such option.

(3) Denominated in shares of Intimate Brands' Class A Common Stock. Value is calculated on the basis of the number of shares subject to each such option, multiplied by the excess of the fair market value of a share of Common Stock at fiscal year-end ($17.75) over the exercise price of such option.

COMPENSATION OF DIRECTORS

  Directors who are not associates of the Company receive an annual retainer of $20,000 per year (increased by $4,000 for each committee chair held), plus a fee of $3,500 for each Board meeting attended ($1,000 for a telephonic meeting) and, as committee members, receive $1,500 per committee meeting attended ($500 for a telephonic meeting). Each action in writing taken by the Board or any committee entitles each such director to be paid $500. Associates and officers who are directors receive no additional compensation for services rendered as directors. Under the Company's 1996 Stock Plan for Non-Associate Directors, each director who is not an associate of the Company receives (i) annual grants of options to purchase 1,000 shares of the Company's Common Stock at a price equal to the fair market value of such shares at the date of grant and (ii) 50% of the annual retainer in shares of the Company's Common Stock.

  During fiscal 1995, Allan R. Tessler, Chairman of the Finance Committee of the Board of Directors, served as the Board's principal negotiator of the Agreement among the Company, Mr. Wexner and The Wexner Children's Trust referred to in "ELECTION OF DIRECTORS--Certain Relationships and Related Transactions" above. Mr. Tessler has received compensation of $120,000 for such services.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  The Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, are required to file reports of ownership and changes in ownership of the Company's equity securities with the Commission and the New York Stock Exchange. Copies of those reports must also be furnished to the Company.

  Based solely on a review of the copies of reports furnished to the Company and written representations that no other reports were required, the Company believes that during fiscal 1996 its officers, directors and greater than ten-percent beneficial owners complied with such filing requirements other than Mr. George Sappenfield, who inadvertantly filed two reports relating to four transactions in Common Stock after the due date therefor, and the Bella Wexner 1996 Charitable Remainder Unitrust, which inadvertantly filed one report relating to one transaction in Common Stock after the due date therefor.

                     REPORT OF THE COMPENSATION COMMITTEE

  The Compensation Committee (the "Committee") reviews and approves the Company's executive compensation philosophy and policies and the application of such policies to the compensation of Mr. Wexner and other executive officers. The Company and the Committee have also retained independent compensation consultants to assist in developing, and periodically assessing the reasonableness of, the Company's executive officer compensation program.

COMPENSATION PHILOSOPHY

  The Company seeks to apply a consistent philosophy to compensation for all leadership associates, including senior executives. The primary goal of the compensation program is to link total compensation to executive performance to enhance stockholder value. Accordingly, total compensation for leadership individuals is structured to provide a lower proportion as fixed compensation and a much higher variable proportion keyed to performance.

  Our philosophy is built on the following basic principles:

 To Pay for Outstanding Performance

  The Company believes in paying for results. Individuals in leadership roles are compensated based on a combination of total Company, business unit and individual performance factors. Total Company and business unit performance are evaluated primarily on the degree by which financial targets are met. Individual performance is evaluated based upon several factors, including attainment of specific merchandise and financial objectives, building and developing a strong leadership team, developing an infrastructure to support future business growth, and controlling expenses. In addition, a significant portion of total compensation is in the form of equity-based award opportunities to directly tie any increased compensation to increased stockholder value.

 To Pay Competitively

  The Company is committed to providing a total compensation program designed to attract the best senior leaders to the business and to retain the best, most consistent performers. To achieve this goal, the Company annually compares its pay practices and overall pay levels with other leading retail, and where appropriate, non-retail companies, and sets pay guidelines based on this review.

 To Pay Equitably

  The Company believes that it is important to apply generally consistent guidelines for all leadership compensation programs across business units, considering the size, complexity, stage of development and performance of the business.

PRINCIPAL COMPENSATION ELEMENTS

  The principal elements of executive compensation at the Company are base salary, short-term performance-based cash incentive compensation, and equity-based incentive programs. In determining guidelines for each compensation element, the Company participates in compensation surveys which include approximately 75 national and regional specialty and department store retail businesses, chosen because of their general similarity to the Company in business and merchandise focus. In addition, the Company participates in special surveys focusing on special segments of the business, such as merchandise design and the personal care products business. The Company, along with its compensation consultants, analyzes executive compensation levels and practices relative to the performance of these competitor companies, and from this information, develops pay guidelines that generally target, and place the Company in, the 75th to 90th percentile of pay for those with exceptional performance. The competitor group that is surveyed is subject to periodic review and is modified from time to time to reflect new businesses, mergers, acquisitions and changes in business focus. The competitor group contains approximately 50% of the companies in the S&P Retail Stores Composite Index represented in the Stockholder Return Graph below. Subject to the needs of the Company, its policy is to attempt to design all incentive and equity-based compensation programs to meet the requirements for deductibility under the Code.

 Base Salary

  The Committee annually reviews and approves the base salary of each executive officer and business president. In determining salary adjustments, the Committee considers the size and responsibility of the individual's position, the business unit's overall performance, the individual's overall performance and future potential, and the base salaries paid by competitors to employees in comparable positions. Individual performance is measured against the following factors: seasonal and annual business goals, business growth and brand execution goals, and the recruitment and development of future leadership talent. These factors are considered subjectively in the aggregate, and none of these factors is accorded a formula weight.

  In 1996, the base salaries of Messrs. Wexner, Gilman, Weiss, and Trust were reduced, with increased emphasis placed on performance based incentive compensation.

 Performance-Based Cash Incentive Compensation

  The Company has employed a short-term performance-based cash incentive compensation program for specified key leadership positions that provides for incentive payments based on the extent to which preestablished objective goals for each six-month operating season are attained. This year, stockholders are being asked to approve a successor plan, the Incentive Compensation Performance Plan, which is substantially similar to and will replace the current plan, pursuant to which the named executive officers may earn performance-based cash incentive payments (see "Proposal to Approve Adoption of the Incentive Compensation Performance Plan", below).

  For most businesses, the goals under this plan are based on operating income. However, goals also may be based on other objectives and/or criteria, depending on the business unit and its strategy. These goals are generally set at the beginning of each season, and are based on an analysis of historical performance and growth expectations for that business, financial results of other comparable businesses both inside and outside the Company, and progress toward achieving the strategic plan for that business. Target cash incentive compensation opportunities are established annually for eligible executives stated as a specific percent of base salary. The amount of performance-based incentive compensation earned by participating executives can range from zero to double their incentive target, based upon the extent to which preestablished financial goals are achieved.

 Equity-Based Incentive Programs

  The Committee believes that continued emphasis on equity-based compensation opportunities encourage performance that enhances stockholder value, thereby further linking leadership and shareholder objectives. In 1996, continuing a program that commenced in 1993, the Committee awarded equity-based incentive compensation under two programs: a stock option program, and a restricted stock program under which shares of restricted stock are granted and earned based on seasonal and annual financial performance. The Committee also believes that restricted stock awards, which are earned based on financial performance and the ultimate vesting of which is subject to continued employment, assist the Company in retaining key high performing executives.

  The award opportunity level for each eligible participant is based on guidelines which include size of the executive's business unit, the individual's responsibility level within that business, competitive practices, and the market price of the Company's Common Stock. In determining the potential award opportunities for an executive officer, the Committee begins with these guidelines and then makes adjustments based on an evaluation of the individual's performance and potential in the business.

  Stock Options. In 1996, stock options were awarded to executives in the amounts set forth in the Option Grants in Fiscal Year 1996 table above, and selected key executive officers were granted options in stock of the Company and Intimate Brands. The Intimate Brands grants were in recognition of the efforts of these individuals in the successful initial public offering of Intimate Brands in October 1995. The option program utilizes vesting periods to encourage retention of key executives. The exercise price for each option granted, with the exception of the options granted to Mr. Wexner (who was granted above-market value options), is equal to the fair market value of the underlying common stock on the date of grant.

  Performance-Based Restricted Stock. In 1996, the Committee continued a program commenced in 1994 under which executives, including the named executive officers, are eligible to receive restricted stock based on the achievement of preestablished financial goals. Executives can earn from zero to double their targeted number of restricted shares based upon the extent to which financial goals are achieved.

CEO COMPENSATION

  Mr. Wexner has been Chief Executive Officer and President since founding the Company in 1963. The Company conducts the same type of competitive review and analysis to determine base salary and incentive guidelines for Mr. Wexner's position as it does for the other executive positions.

  In 1996, as in prior years, in establishing Mr. Wexner's compensation package the Committee considered competitive practices, the extent to which the Company achieved operating income and sales growth objectives, and the continued recruitment and development of leadership talent for the business. These factors are considered subjectively in the aggregate and none of these factors is accorded specific weight.

  As described earlier, the Committee and the Company continue to emphasize variable, performance-based compensation components for all executives, including Mr. Wexner. Accordingly, Mr. Wexner's base salary was reduced in 1996 to $1 million, while his performance-based cash incentive compensation target was raised from 120% to 150% of base salary. In addition, Mr. Wexner was granted options covering 200,000 shares of the Company's Common Stock with an exercise price set at a 10% premium over the fair market value of such stock on the date of grant. In addition, Mr. Wexner was granted options covering 100,000 shares of Intimate Brands' Class A Common Stock with an exercise price set at a 10% premium over the fair market value of such stock on the date of grant. In establishing these compensation elements, the Committee favorably viewed Mr. Wexner's significant achievements in recruiting and developing senior leadership, improving financial results, and developing the brand strategies of the business.

  Although the Company posted record net sales of $8.65 billion, an 11% increase over fiscal 1995, and earned net income of $316 million (exclusive of gain from sale of subsidiary stock) which was 27% above pro forma earnings for fiscal 1995, these results were below targeted performance objectives established by the Committee. As a result, annual cash incentive payments were below targeted levels and no performance-based restricted stock award was earned by Mr. Wexner for 1996.

                                          Compensation Committee

                                          Donald B. Shackelford, Chair
                                          E. Gordon Gee

                           STOCKHOLDER RETURN GRAPH

  The following graph shows the changes, over the past five-year period, in the value of $100 invested in Common Stock of the Company, the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's Retail Stores Composite Index. The plotted points represent the closing price on the last day of the fiscal year indicated.


               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                 AMONG THE LIMITED, INC., THE S & P 500 INDEX
                  AND THE S & P RETAIL STORES COMPOSITE INDEX

                             [GRAPH APPEARS HERE]

                      The                             S & P Retail Stores
     Date         Limited,Inc.        S & P 500            Composite

     1/92          $   100             $   100             $   100
     1/93          $    90             $   111             $   119
     1/94          $    59             $   125             $   115
     1/95          $    57             $   125             $   107
     1/96          $    58             $   174             $   115
     1/97          $    60             $   220             $   137




*  $100 INVESTED ON 1/31/92 IN STOCK OR INDEX -
   INCLUDING REINVESTMENT OF DIVIDENDS.
   FISCAL YEAR ENDING JANUARY 31.

                    PRINCIPAL HOLDERS OF VOTING SECURITIES

  The following table sets forth the names of all persons who, on February 24, 1997, were known by the Company to be the beneficial owners (as defined in the rules of the Commission) of more than 5% of the shares of any class of voting common stock of the Company:

                                                              AMOUNT
NAME AND ADDRESS                                           BENEFICIALLY PERCENT
OF BENEFICIAL OWNER                                           OWNED     OF CLASS
-------------------                                        ------------ --------
Leslie H. Wexner..........................................  67,384,748    24.9%
   Three Limited Parkway
   P.O. Box 16000
   Columbus, Ohio 43216
FMR Corp.(1)..............................................  20,945,891     7.7%
   82 Devonshire Street
   Boston, Massachusetts 02109-3614

--------

(1) FMR Corp., Edward C. Johnson 3d, Abigail P. Johnson and certain subsidiaries of FMR Corp. may be deemed to be members of a "group" as such term is defined in the rules promulgated by the Commission. The FMR Group is the beneficial holder of the Company's Common Stock as a result of the investment-related activities of certain subsidiaries of FMR Corp. Members of the Edward C. Johnson 3d family and trusts for their benefit are the predominant owners of Class B shares of common stock of FMR Corp. representing approximately 49% of its voting power. Mr. Johnson 3d, the chairman of FMR Corp., owns 12% of the aggregate outstanding voting stock of FMR Corp. and Ms. Johnson, a director of FMR Corp., owns 24.5% of the aggregate outstanding voting stock of FMR Corp.

                        PROPOSAL TO APPROVE ADOPTION OF
                  THE INCENTIVE COMPENSATION PERFORMANCE PLAN

  On March 21, 1997, the Company's Board of Directors adopted, subject to approval of the Company's stockholders, The Limited, Inc. Incentive Compensation Performance Plan (the "Incentive Plan"). The Incentive Plan is intended to satisfy the applicable provisions of, and is being submitted to stockholders pursuant to, Section 162(m) of the Code. If approved by stockholders, the Incentive Plan will replace and supersede the Company's Incentive Compensation Plan ("ICP"), approved by stockholders at the Company's 1994 Annual Meeting. The following summary of the material terms of the Incentive Plan, a copy of which is attached hereto as Exhibit A, does not purport to be complete and is qualified in its entirety by the terms of the Incentive Plan. Under the Incentive Plan, those key executives of the Company with significant operating and financial responsibility who, as determined by the Compensation Committee, are likely to be "covered employees" (within the meaning of Section 162(m) of the Code) in respect of the relevant performance year, will be eligible to earn seasonal or annual cash incentive compensation payments.

  Under the Incentive Plan, performance goals will be established by the Compensation Committee in respect of each Spring and/or Fall selling season or fiscal year. The performance goals selected by the Compensation Committee shall be based on any one or more of the following: price of the Company's Common Stock or the stock of any affiliate, shareholder return, return on equity, return on investment, return on capital, economic profit, economic value added, net income, operating income, gross margin, sales, sales productivity, comparable store sales growth, free cash flow, earnings per share, operating company contribution or market share. These factors shall have a minimum performance standard below which, and a maximum performance standard above which, no payments will be made. Any performance goals established may be based on an analysis of historical performance and growth expectations, financial results of other comparable businesses both inside and outside the Company, and progress toward achieving the Company's long-range strategic plan. These performance goals and determination of results shall be based entirely on financial measures. After performance goals are established, discretion may not be used to modify award results except as permitted under
Section 162(m) of the Code.

  Annual incentive compensation targets established for eligible executives will range from 50% to 200% of base salary. Executives will earn their target incentive compensation if their businesses achieve the pre-established performance goals. The target incentive compensation percentage for each executive will be based on the level and functional responsibility of his or her position, size of the business for which the executive is responsible, and competitive practices. The amount of incentive compensation paid to executives can range from zero to double their targets, based upon the extent to which performance goals are achieved. The minimum level at which an executive would earn any incentive payment, and the level at which an executive would earn the maximum incentive payment of double the target, will generally be established by the Compensation Committee of the Company prior to the commencement of each bonus period, and actual payouts will be based on either a straight-line or preestablished graded interpolation based on these minimum and maximum levels and actual performance.

  The maximum dollar amount to be paid in any year under the Incentive Plan to any participant may not exceed $5,000,000.

  Approval of the Incentive Plan by the Company's stockholders is required under applicable law in order for compensation paid pursuant to the Incentive Plan to qualify as performance-based for purposes of Section 162(m) of the Code. Unless the Incentive Plan is approved at the Annual Meeting, no annual incentive compensation opportunities will be awarded under the Incentive Plan after the Annual Meeting, and any awards made under the Incentive Plan prior to the Annual Meeting (which were made subject to stockholder approval of the Incentive
Plan) will lapse. If the Incentive Plan is approved, no further compensation will be paid under the ICP.

  The Board of Directors of the Company may amend the Plan at any time.

  The following table sets forth amounts that would have been paid under the Incentive Plan for the Company's last completed fiscal year to the named executive officers and certain other groups based on Company performance and the performance goals established under the ICP by the Committee for such fiscal year.

                  INCENTIVE COMPENSATION PLAN BENEFITS TABLE

                                                                       DOLLAR
                                                                      VALUE ($)
NAME AND POSITION                                                        (1)
-----------------                                                     ---------
Leslie H. Wexner, Chairman of the Board and Chief Executive Officer..   915,000
Kenneth B. Gilman, Vice Chairman and Chief Financial Officer.........   603,900
Michael A. Weiss, Vice Chairman(2)...................................   281,655
Martin Trust, President and Chief Executive Officer of Mast Indus-
 tries, Inc.......................................................... 1,155,700
Charles W. Hinson, President--Store Planning.........................   256,200
All Executive Officers as a Group.................................... 3,212,455
All Current Directors Who are Not Executive Officers as a Group......    --
All Associates Other than Executive Officers as a Group..............    --

--------
(1) Executive officers Wexner, Gilman, Weiss, Trust and Hinson have been granted incentive compensation opportunities for the current fiscal year under the Incentive Plan, subject to its approval by stockholders.
(2) Mr. Weiss was appointed President and Chief Executive Officer of Express effective January 13, 1997.

REQUIRED VOTE

  Approval of the Incentive Plan requires the affirmative vote of a majority of the total voting power represented by the outstanding shares of the Company's Common Stock present or represented at the Annual Meeting and entitled to vote.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE INCENTIVE
PLAN.

             PROPOSAL TO APPROVE ADOPTION OF THE 1997 RESTATEMENT
            OF THE 1993 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN

  In 1996, the Company's Board of Directors adopted, and the Company's stockholders approved, the 1996 Restatement of The Limited, Inc. 1993 Stock Option and Performance Incentive Plan (the "1996 Plan"). Subject to stockholder approval, the Company's Board of Directors has adopted the 1997 Restatement of the 1996 Plan (the "Stock Plan"). The only changes made to the 1996 Plan are to increase the maximum number of shares of Common Stock that may be subject to awards granted under the Stock Plan to any associate in any calendar year, expand the list of possible objective performance goals for restricted stock performance awards, conform to changes in applicable law, provide the Plan Committee (as defined below) with greater discretion in establishing vesting and forfeiture provisions for awards under the Stock Plan and require that stockholder approval is required only for amendments materially increasing the aggregate number of shares of Common Stock issuable under the Stock Plan other than pursuant to the Stock Plan's antil-dilution provisions. The following summary of the material terms of the Stock Plan, a copy of which is attached hereto as Exhibit B, does not purport to be complete and is qualified in its entirety by the terms of the Stock Plan.

PURPOSE OF PLAN

  The purpose of the Stock Plan is to attract and retain the best available executive and key management associates for the Company and its subsidiaries and to encourage the highest level of performance by such associates, thereby enhancing the value of the Company for the benefit of its stockholders. The Stock Plan is also intended to motivate executive and key management associates to contribute to the Company's future growth and profitability and to reward their performance in a manner that provides them with a means to increase their holdings of the Common Stock of the Company and aligns their interests with the interests of the stockholders of the Company.

ADMINISTRATION OF THE STOCK PLAN

  The Stock Plan will be administered by a committee of two or more members of the Company's Board of Directors (the "Plan Committee"). The Plan Committee will be composed of directors who qualify as "non-employee directors" within the meaning of the Securities and Exchange Act of 1934, as amended (the "Act"), and as "outside directors" within the meaning of Section 162(m) of the Code. The Plan Committee has the power in its discretion to grant awards under the Stock Plan, to determine the terms thereof, to interpret the provisions of the Stock Plan and to take action as it deems necessary or advisable for the administration of the Stock Plan.

NUMBER OF AUTHORIZED SHARES

  The Stock Plan provides for awards with respect to a maximum of 17,298,255 shares of Common Stock to associates of the Company and its subsidiaries. Corresponding Tax Offset Payments (as hereinafter defined) also may be awarded at the discretion of the Plan Committee. The number and class of shares available under the Stock Plan and/or subject to outstanding awards may be adjusted by the Plan Committee to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Company. Shares of Common Stock attributable to: (i) unexercised Options (as hereinafter defined) which expire or are terminated, surrendered or canceled (other than in connection with the exercise of stock appreciation rights ("SARs")); (ii) shares of Common Stock of the Company subject to certain restrictions ("Restricted Shares") which are forfeited to the Company; (iii) units representing shares of Common Stock ("Performance Shares") and units which do not represent shares of Common Stock but which may be paid in Common Stock ("Performance Units") which are not earned and paid; and (iv) awards settled in cash in lieu of shares of Common Stock, may be available for subsequent award under the Stock Plan at the Plan Committee's discretion to the extent permissible under Rule 16b-3 of the Act.

ELIGIBILITY AND PARTICIPATION

  Eligibility to participate in the Stock Plan is limited to the named executive officers and full-time executive and key management associates of the Company and its subsidiaries who are selected by the Plan Committee. Currently, approximately 8,000 associates of the Company and its subsidiaries are within the classes eligible to participate in the Stock Plan. The Company anticipates that approximately 10% of those eligible will participate in the Stock Plan. Participation in the Stock Plan is at the discretion of the Plan Committee and will be based upon the associate's present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Plan Committee deems relevant. No associate may be granted in any calendar year awards covering more than 2,000,000 shares of Common Stock.

TYPE OF AWARDS UNDER THE STOCK PLAN

  The Stock Plan provides that the Plan Committee may grant awards to eligible associates in any of the following forms, subject to such terms, conditions and provisions as the Plan Committee may determine to be necessary or desirable: (i) incentive stock options ("ISOs"); (ii) nonstatutory stock options ("NSOs"); (iii) SARs; (iv) Restricted Shares; (v) Performance Shares;
(vi) Performance Units; (vii) shares of unrestricted Common Stock ("Unrestricted Shares"); and (viii) tax offset payments ("Tax Offset Payments").

GRANT OF OPTIONS AND SARS

  The Plan Committee may award ISOs and/or NSOs (collectively, "Options") to eligible associates. SARs may be awarded either in tandem with Options ("Tandem SARs") or on a stand-alone basis ("Nontandem SARs"). Tandem SARs may be awarded by the Plan Committee either at the time the related Option is granted or thereafter at any time prior to the exercise, termination or expiration of the related Option.

EXERCISE PRICE

  The exercise price with respect to an Option is determined by the Plan Committee at the time of grant. The exercise price determined with respect to an Option shall also be applicable in connection with the exercise of any Tandem SAR granted with respect to such Option. At the time of grant of a Nontandem SAR, the Plan Committee will specify the base price of the shares of Common Stock to be issued for determining the amount of cash or number of shares of Common Stock to be distributed upon the exercise of such Nontandem SAR. Neither the exercise price per share of Common Stock nor the base price of Nontandem SARs will be less than 100% of the fair market value per share of the Common Stock underlying the award on the date of grant. Information as to awards granted under the 1996 Plan to named executives, officers and other participants is set forth in the table below.

VESTING

  The Plan Committee may determine at the time of grant and any time thereafter the terms under which Options and SARs shall vest and become exercisable.

SPECIAL LIMITATIONS ON ISOS

  No ISO may be granted to an associate who owns, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of stock of the Company, its parent or its subsidiaries (a "10% Shareholder"), unless the exercise price per share of Common Stock for the shares subject to such ISO is at least 110% of the fair market value per share of Common Stock on the date of grant and such ISO award is not exercisable more than five years after its date of grant. In addition, the total fair market value of shares of Common Stock subject to ISOs which are exercisable for the first time by an eligible associate in a given calendar year shall not exceed $100,000, valued as of the date of the ISOs' grant. ISOs may not be granted more than ten years after the date of adoption of the Stock Plan by the Company's Board of Directors.

EXERCISE OF OPTIONS AND SARS

  An Option may be exercised by written notice to the Plan Committee stating the number of shares of Common Stock with respect to which the Option is being exercised, and tendering payment therefor. The Plan Committee may, at its discretion, accept shares of Common Stock as payment (valued at their fair market value on the date of exercise).

  Tandem SARs are exercisable only to the extent that the related Option is exercisable and only for the period determined by the Plan Committee (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of Tandem SARs, the related Option shall be canceled with respect to an equal number of shares of Common Stock. Similarly, upon exercise of all or a portion of an Option, the related Tandem SARs shall be canceled with respect to an equal number of shares of Common Stock. Nontandem SARs shall be exercisable for the period determined by the Plan Committee.

SURRENDER OR EXCHANGE OF SARS

  Upon the surrender of a Tandem SAR and cancellation of the related unexercised Option, the associate will be entitled to receive shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one share of Common Stock as of the date the Tandem SAR is exercised over (ii) the exercise price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Upon surrender of a Nontandem SAR, the associate will be entitled to receive shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one share of Common Stock as of the date on which the Nontandem SAR is exercised over (ii) the base price of the shares covered by the Nontandem SAR multiplied by (B) the number of shares of Common Stock covered by the Nontandem SAR, or the portion thereof being exercised. The Plan Committee, in its discretion, may cause all or any portion of the Company's obligation to an associate in respect of the exercise of an SAR to be satisfied in cash in lieu of Common Stock. Any fractional shares resulting from the exercise of an SAR will be paid in cash.

NONTRANSFERABILITY OF OPTIONS AND SARS

  Options and SARs are not transferable except by will or applicable laws of descent and distribution.

EXPIRATION OF OPTIONS

  Options will expire at such time as the Plan Committee determines; provided, however, that no Option may be exercised more than ten years from the date of grant, unless an ISO is held by a 10% Shareholder, in which case such ISO may not be exercised more than five years from the date of grant.

TERMINATION OF OPTIONS AND SARS

  Except as the Plan Committee may at any time provide, Options and SARs may be exercised within three months after the termination of an associate's employment (other than by death or total disability), to the extent then exercisable, but in no case later than the term specified in the grant. Except as the Plan Committee may at any time provide, upon the death or total disability of an associate while employed by the Company or its subsidiaries (or upon the death of an associate within three months after termination of employment), Options and SARs, to the extent then exercisable, shall remain exercisable for (i) one year following such associate's death or (ii) during the first nine months that the associate receives benefits under the Company's Long-Term Disability Plan.

RESTRICTED SHARES

  Restricted Shares granted to associates under the Stock Plan may not be sold, transferred, pledged or otherwise encumbered or disposed of during the restricted period established by the Plan Committee. The Plan Committee may also impose additional restrictions on the associate's right to dispose of or to encumber Restricted Shares, which may include satisfaction of performance objectives. Performance objectives under the Stock Plan will be determined by the Plan Committee and will be based on any one or more of the following: price of the Company's Common Stock or the stock of any affiliate, shareholder return, return on equity, return on investment, return on capital, sales productivity, comparable store sales growth, economic profit, economic value added, net income, operating income, gross margin, sales, free cash flow, earnings per share, operating company contribution or market share. These factors shall have a minimum performance standard below which, and a maximum performance standard above which, no payments will be made. These performance goals may be based on an analysis of historical performance and growth expectations for the business, financial results of other comparable businesses, and progress towards achieving the long-range strategic plan for the business. These performance goals and determination of results shall be based entirely on financial measures. The Committee may not use any discretion to modify award results except as permitted under Section 162(m) of the Code.

  Except as the Plan Committee may at any time provide, holders of Restricted Shares may not exercise the rights of a shareholder, such as the right to vote the shares or receive dividends and other distributions, prior to the vesting of the shares.

  Except as the Plan Committee may at any time provide, upon termination of the associate's employment with the Company, Restricted Shares granted to such associate shall be forfeited.

PERFORMANCE SHARES AND PERFORMANCE UNITS

  The Plan Committee may award to associates Performance Shares, each equivalent to one share of Common Stock, and Performance Units which will have a specified value or formula-based value at the end of a performance period. Performance Shares and Performance Units so awarded will be credited to an account established and maintained for the associate. The Plan Committee shall determine performance periods and performance objectives in connection with each grant of Performance Shares or Performance Units.

  Vesting of awards of Performance Shares and Performance Units will occur upon achievement of the applicable objectives within the applicable performance period. The Plan Committee may, at its discretion, permit vesting in the event performance objectives are partially met, or grant additional vested Performance Shares or Performance Units in the event performance objectives are surpassed. Payment of vested Performance Shares and Performance Units may be made in cash, Common Stock or any combination thereof, as determined by the Plan Committee.

  No voting or dividend rights attach to the Performance Shares; however, the Plan Committee may credit an associate's Performance Share account with additional Performance Shares equivalent to the fair market value of any dividends on an equivalent number of shares of Common Stock.

UNRESTRICTED SHARES

  Unrestricted Shares may also be granted at the discretion of the Plan Committee. Except as required by applicable law, no payment will be required for Unrestricted Shares.

TAX WITHHOLDING AND TAX OFFSET PAYMENTS

  The Plan Committee may require payment, or withhold from payments made under the Stock Plan, in order to satisfy applicable withholding tax requirements. The Plan Committee may make Tax Offset Payments to assist associates in paying income taxes incurred as a result of their participation in the Stock Plan. The amount of the

Tax Offset Payments shall be determined by multiplying a percentage (established by the Plan Committee) by all or a portion of the taxable income recognized by an associate upon: (i) the exercise of an NSO or an SAR; (ii) the disposition of shares received upon exercise of an ISO; (iii) the lapse of restrictions on Restricted Shares; (iv) the award of Unrestricted Shares; or
(v) payments for Performance Shares or Performance Units.

TERM OF STOCK PLAN

  Unless earlier terminated by the Company's Board of Directors, the Stock Plan will terminate on May 19, 2006.

AMENDMENT AND TERMINATION

  The Company's Board of Directors may suspend, amend, modify or terminate the Stock Plan; provided, however, that the Company's stockholders shall be required to approve any amendment that would materially increase the aggregate number of shares issuable under the Stock Plan.

  Awards granted prior to a termination of the Stock Plan shall continue in accordance with their terms following such termination. No amendment, suspension or termination of the Stock Plan shall adversely affect the rights of an associate in awards previously granted without such associate's consent.

  Set forth below is a summary of the awards that were made in respect of fiscal 1996 pursuant to the 1996 Plan.

                                1996 PLAN TABLE

                                                                    NUMBER OF
NAME AND POSITION                                                     UNITS
-----------------                                                  ------------
Leslie H. Wexner, Chairman of the Board, Chief Executive Officer
 and President....................................................   200,000(1)
                                                                        --  (2)
Kenneth B. Gilman, Vice Chairman and Chief Financial Officer......    50,000(1)
                                                                        --  (2)
Michael A. Weiss, Vice Chairman(3)................................    25,000(1)
                                                                        --  (2)
Martin Trust, President and Chief Executive Officer of Mast
Industries, Inc...................................................    60,000(1)
                                                                      29,250(2)
Charles W. Hinson, President--Store Planning......................    30,000(1)
                                                                        --  (2)
All Executive Officers as a Group.................................   570,000(1)
                                                                      92,432(2)
All Current Directors Who are Not Executive Officers as a Group...      --  (1)
                                                                        --  (2)
All Associates Other than Executive Officers as a Group........... 1,242,600(1)
                                                                     307,571(2)

--------
(1) Consists of options granted to purchase shares of the Company's Common Stock. As of April 4, 1997, the fair market value of a share of the Company's Common Stock was $18.
(2) Consists of restricted shares of the Company's Common Stock which will generally vest under the schedule described in footnote 2 to the Summary Compensation Table, in each case subject to the holder's continued employment with the Company.
(3) Mr. Weiss was appointed President and Chief Executive Officer of Express effective January 13, 1997.

FEDERAL INCOME TAX CONSEQUENCES

 Stock Options

  There will be no federal income tax consequences to the associate or the Company upon the grant of either an ISO or an NSO under the Stock Plan. Upon exercise of an NSO, an associate generally will recognize ordinary income in an amount equal to (i) the fair market value, on the date of exercise, of the acquired shares of Common Stock less (ii) the exercise price of the NSO. Subject to Section 162(m) of the Code and the associate including such compensation in income or the Company satisfying applicable reporting requirements, the Company will be entitled to a tax deduction in the same amount.

  Upon the exercise of an ISO, an associate recognizes no immediate taxable income. Income recognition is deferred until the associate sells the shares of Common Stock. If the ISO is exercised no later than three months after the termination of the associate's employment, and the associate does not dispose of the shares acquired pursuant to the exercise of the ISO within two years from the date the ISO was granted and within one year after the exercise of the ISO, the gain on the sale will be treated as long-term capital gain. Certain of these holding periods and employment requirements are liberalized in the event of an associate's death or disability while employed by the Company. The Company is not entitled to any tax deduction with respect to the grant or exercise of ISOs, except that if the Common Stock is not held for the full term of the holding period outlined above, the gain on the sale of such Common Stock, being the lesser of: (i) the fair market value of the Common Stock on the date of exercise minus the option price or (ii) the amount realized on disposition minus the exercise price, will be taxed to the associate as ordinary income and, subject to Section 162(m) of the Code and the associate including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction in the same amount. The excess of the fair market value of the Common Stock acquired upon exercise of an ISO over the exercise price therefor constitutes a tax preference item for purposes of computing the "alternative minimum tax" under the Code.

  Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Act.

 Stock Appreciation Rights

  There will be no federal income tax consequences to either the associate or the Company upon the grant of an SAR. However, the associate generally will recognize ordinary income upon the exercise of an SAR in an amount equal to the aggregate amount of cash and the fair market value of the shares of Common Stock received upon exercise. Subject to Section 162(m) of the Code and the associate including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount includable in the associate's income.

  Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Act.

 Restricted Shares

  There will be no federal income tax consequences to either the associate or the Company upon the grant of Restricted Shares until expiration of the restricted period and the satisfaction of any other conditions applicable to the Restricted Shares. At that time, the associate generally will recognize taxable income equal to the then fair market value for the Common Stock and, subject to Section 162(m) of the Code and the associate including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a corresponding deduction. However, the associate may elect, within thirty days after the date of the grant, to recognize ordinary income as of the date of grant and the Company will be entitled to a corresponding deduction at that time.

  Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Act.

 Performance Shares and Units

  There will be no federal income tax consequences to the associate or the Company upon the grant of Performance Shares or Performance Units. Associates generally will recognize taxable income at the time when payment for the Performance Shares or Performance Units is received in an amount equal to the aggregate amount of cash and the fair market value of shares of Common Stock acquired. Subject to Section 162(m) of the Code, and the associate including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount includable in the associate's income.

  Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Act.

 Unrestricted Shares

  Associates generally will recognize taxable income at the time Unrestricted Shares are received. Subject to Section 162(m) of the Code and the associate including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount includable in the associate's income.

  Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Act.

 Section 16 of the Exchange Act

  Associates who are subject to Section 16 of the Act and receive shares of Common Stock under the Stock Plan will not recognize ordinary income at that time unless (i) an election is made by such associate under Section 83(b) of the Code or (ii) the sale of such shares by such associate at a profit is no longer subject to Section 16(b) of the Act (generally (1) in the case of options, six months following the date of grant of the option to which the shares relate and (2) otherwise, six months after the receipt of shares). Such associate will instead recognize ordinary income equal to the fair market value of such shares received (less the price paid for the shares, if any) on the first day that such a sale is no longer subject to Section 16(b) of the Act and, subject to Section 162(m) of the Code, the Company or an affiliate generally will be entitled to a deduction of an equal amount for federal income tax purposes at that time provided that applicable tax withholding requirements are satisfied. An associate subject to Section 16 of the Act may elect under Section 83(b) of the Code, within 30 days of the transfer of such shares, to recognize income at the time of transfer equal to the difference between the price paid for such shares, if any, and the fair market value of such shares. Such amount will be taxed as ordinary income to the associate and, subject to Section 162(m) of the Code and satisfaction of applicable withholding requirements, generally will be allowed as a deduction for federal income tax purposes to the Company.

REQUIRED VOTE

  Approval of the Stock Plan requires the affirmative vote of a majority of the total voting power represented by outstanding shares of Common Stock present or represented at the Annual Meeting and entitled to vote.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE STOCK PLAN.

                             STOCKHOLDER PROPOSALS

STOCKHOLDER PROPOSAL NO. 1: COMPOSITION OF THE BOARD OF DIRECTORS

  The following proposal and supporting statement have been submitted by the Kentucky State District Council of Carpenters Pension Fund, 632 Comanche Trail, Frankfort, KY, 40601, which, as of December 13, 1996, owned 4,675 shares of the Company's Common Stock:

  BE IT RESOLVED: That the shareholders of Limited, Inc. [sic] ("Company") hereby request that the Company's Board of Directors take the steps necessary to provide that the Board of Directors shall consist of a majority of independent directors. For these purposes, the definition of independent director shall mean a director who:

  . has not been employed by the Company or an affiliate in an executive capacity within the last five years;

  . was not, and is not a member of a corporation or firm that is one of the Company's paid advisers or consultants;

  . is not employed by a significant customer, supplier or provider of professional services;

  . has no personal services contract with the Company;

  . is not employed by a foundation or university that receives significant grants or endowments from the Company;

  . is not a relative of the management of the Company;

  . is not a shareholder who has signed shareholder agreements legally binding him to vote with management; and

  . is not the Chairman of a company on which the Company's Chairman or Chief
    Executive Officer is also a board member.

 Stockholder Supporting Statement

  The purpose of this proposal is to incorporate within the Board of Directors a basic standard of independence that we believe will permit clear and objective decision making in the best long term interests of shareholders. A Board of Directors must formulate corporate policies and monitor the activities of management in implementing those policies. Given those functions, we believe that it is in the best interests of all stockholders if at least a majority of our Board representatives are independent as defined above.

  We think the benefits of such independence we think [sic] are well accepted. The New York Stock Exchange, for instance, requires each of its listed companies to have at least two members of the board of directors and all members of the audit committee who meet New York Stock Exchange standards of independence. The movement to independent boards of directors is supported by The Business Roundtable in its publication Corporate Governance and American Competitiveness, which states, in part:

  Board [sic] of directors of large publicly-held public corporations should be composed predominately [sic] of independent directors who do not hold management responsibilities within the corporation. . . .
  In order to underscore their independence, non-management directors should not be dependent financially on the companies on whose boards they serve.

  At present, the Company's Board of Directors includes a majority of individuals who are Company or affiliate officers or who maintain consulting or business relationships with the Company. Further, the critically important Board Nominating Committee includes no independent directors. Given the relatively weak financial performance of the Company over the past several years, we believe it is critically important that a Company have in place a Board that can perform its critical oversight role in an objective fashion.

  We urge you to VOTE FOR THIS PROPOSAL. It will be a constructive and supportive statement by shareholders in favor of improved corporate governance.

 Recommendation of the Board of Directors Against Stockholder Proposal No. 1

  The Board of Directors believes that Stockholder Proposal No. 1 is not in the best interests of stockholders and therefore recommends a vote AGAINST the Proposal.

  The Board of Directors agrees with the principle underlying Shareholder Proposal No. 1 that the Board should include a majority of members who are neither employed by, nor have any material personal relationship with any employees of, the Company. In fact, since 1984 a majority of the Company's Board of Directors has been comprised of such independent directors. In addition, key committees of the Board, including the Compensation and Audit Committees, are made up entirely of independent directors. Moreover, a majority of the current Board of Directors qualifies as both "non-employee" directors for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended and as "outside directors" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. For these reasons, the Board believes that its long-standing corporate governance practices and policies with respect to director independence already achieve the important objectives of the Proposal.

  The Board of Directors is of the view, however, that the definition of "independence" included in Stockholder Proposal No. 1 is unreasonably restrictive and, as such, would impair the ability of the Company to retain the most qualified and experienced individuals to serve as directors. The Company has operations throughout the United States and in numerous countries around the world, and the Board believes it critical to retain the flexibility to recruit those directors who it believes will provide the judgment and expertise necessary to foster the Company's future growth and success. Adopting a policy that precludes certain otherwise qualified individuals from serving as directors simply because they do not meet one or more arbitrary criteria could impair the ability of the Board to discharge its duties to stockholders and, accordingly, is not in the best interests of the Company and its stockholders.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" STOCKHOLDER PROPOSAL NO.
1.

STOCKHOLDER PROPOSAL NO. 2: EXECUTIVE COMPENSATION

  The following proposal and supporting statement have been submitted by the Amalgamated Bank of New York LongView Collective Investment Fund, 11-15 Union Square, New York, NY, 10003, which, as of December 12, 1996, owned 67,871 shares of the Company's Common Stock:

  RESOLVED: That the shareholders of The Limited, Inc. (the "Company") request the Board of Directors to adopt executive compensation policies that emphasize and reward executives for enforcing standards seeking to ensure that The Limited does not do business with foreign suppliers who manufacture items for sale in the United States using forced labor, convict labor, or illegal child labor, or who fail to satisfy all applicable laws and standards protecting their employees' wages, benefits, working conditions, freedom of association, and other rights.

 Stockholder Supporting Statement

  As U.S. companies import more goods, concern is growing about working conditions in many nations that fall far below basic standards of fair and humane treatment. Several years ago, a controversy arose after reports that goods made by convicts in Chinese prisons were being imported into the United States for sale to consumers. The Tariff Act of 1930 makes it illegal to import any goods made by forced labor, including convict labor. China's use of prison labor and its record on human rights generally were issues in the debate about whether China should enjoy "most favored nation" trading status with the United States.

  Public concern has also been voiced in the wake of reports that retail items were manufactured using illegal child labor, unsafe and unhealthy working conditions, and similar conditions. In 1996, the White House issued a set of sourcing principles that it is urging American business to follow when dealing with overseas suppliers. Many retailers, including The Limited, have adopted their own standards in this area.

  The Limited imports many goods into this country, and we believe that an important measure of executive compensation should be the extent to which Company executives ensure that strict standards are enforced in this area. Lack of vigilance on this issue can be damaging to a company, in our judgment. For example, there are subterfuges that suppliers can use to import goods made by forced labor into the United States. Also, reports that an overseas supplier exploits its workers can generate a consumer backlash and damage the reputation of companies selling retail goods made by that supplier. Finally, when the federal government enforces applicable laws in this area, it may hold companies liable for actions of their suppliers.

  Thus, in our view, it is not adequate for a company such as The Limited simply to have standards forbidding its overseas suppliers to use forced labor, illegal child labor or similar practices. An executive compensation policy that places a sufficient premium on enforcement of those standards is, we believe, an essential element too.

  WE URGE YOU TO VOTE FOR THIS RESOLUTION!

 Recommendation of the Board of Directors Against Stockholder Proposal No. 2

  The Board of Directors believes that Stockholder Proposal No. 2 is unnecessary and inappropriate as a matter of compensation policy and therefore recommends a vote AGAINST the Proposal.

  The Limited takes very seriously its responsibility to conduct business in accordance with high ethical standards and is a recognized leader within the retail industry in developing and implementing practices intended to ensure that its vendors and suppliers -- both foreign and domestic -- comply with applicable laws and conduct their operations in a manner that respects the basic human rights of their employees. The Limited (and its affiliated companies) were identified by the United States Department of Labor (the "DOL") as one of only 31 companies included on the DOL's 1996 "Trendsetter List" of companies that, according to a DOL News Release, ". . . demonstrate a commitment to labor laws; cooperate with law enforcement agencies when violations of the law are found; educate suppliers regarding the Fair Labor Standards Act; and regularly monitor their cutting and sewing contractors and subcontractors." The Limited and its affiliates represented 14 of 31 companies to be named to the DOL's 1995 "Trendsetter List". In addition, The Limited regularly participates in the activities of various governmental and non-governmental groups addressing employee issues relating to domestic and international sourcing.

  In 1994, The Limited adopted a formal Vendor Compliance Policy (the "Vendor Compliance Policy") setting forth a code of conduct for The Limited's vendors and suppliers with respect to workplace conditions, employee rights and related matters. The Limited requires all of its vendors and suppliers to agree in writing to adhere to the Vendor Compliance Policy and has adopted various monitoring and certification procedures intended to ensure, to the extent practicable, that suppliers adhere to the Policy.

  As is the case with all of the Company's policies, executive officers and employees are required to adhere to the Vendor Compliance Policy. Furthermore, compliance with the Company's policies, including the Vendor Compliance Policy, is considered in connection with executive officer compensation decisions.

  In addition to being unnecessary, the Board of Directors believes that the Proposal -- which could serve to elevate one set of issues above others in connection with compensation decisions -- is not in the best interests of stockholders. Compensation policies for The Limited's executive officers generally are established and administered by the Compensation Committee of the Board of Directors. The Compensation Committee, which is comprised of independent, non-employee Directors, is charged with establishing executive compensation policies intended to promote the interests of the Company and its stockholders and, in particular, to develop compensation packages intended to enhance stockholder value. While recognizing the importance of the issues addressed by the Proposal, the Board of Directors believes that The Limited's stockholders are best served if directors, including the members of the Compensation Committee, are free to exercise their own business judgment as to compensation matters without the imposition of specific criteria -- binding or otherwise -- from one or more of The Limited's various constituencies with particular political, social or other agendas.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" STOCKHOLDER PROPOSAL NO.
2.

                        INDEPENDENT PUBLIC ACCOUNTANTS

  During the Company's 1996 fiscal year, Coopers & Lybrand L.L.P. served as the Company's independent public accountants and in that capacity will render an opinion on the Company's consolidated financial statements as of and for the fiscal year ended February 1, 1997. The Company annually reviews the selection of its independent public accountants; no selection has yet been made for the current fiscal year.

  Representatives of Coopers & Lybrand are expected to be present at the Annual Meeting. They will be available to respond to appropriate questions and may make a statement if they so desire.

                                 OTHER MATTERS

  The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the meeting, it is the intention of each of the persons named in the proxy to vote in accordance with his judgment on such matters.

                             STOCKHOLDER PROPOSALS

  Any proposals of stockholders which are intended to be presented at the next Annual Meeting of Stockholders, but which are not received by the Secretary of the Company at the principal executive offices of the Company on or before December 15, 1997, may be omitted by the Company from the Proxy Statement and form of proxy relating to that meeting.

                           EXPENSES OF SOLICITATION

  The expense of preparing, assembling, printing and mailing the proxy form and the form of material used in solicitation of proxies will be paid by the Company. In addition to the use of the mails, solicitation may be made by employees of the Company by telephone, mailgram, facsimile, telegraph, cable and personal interview. The Company has retained Shareholder Communications Corporation, New York, New York, to aid in the solicitation of proxies with respect to shares held by brokerage houses, custodians, fiduciaries and other nominees for a fee of approximately $30,000, plus expenses. The Company does not expect to pay any other compensation for the solicitation of proxies.

                                          By Order of the Board of Directors


                                          /s/ Leslie H. Wexner

                                          Leslie H. Wexner
                                          Chairman of the Board

                                                                      EXHIBIT A

                               THE LIMITED, INC.

                    INCENTIVE COMPENSATION PERFORMANCE PLAN

  The Limited, Inc. Incentive Compensation Performance Plan (the "Incentive Plan") is intended to satisfy the applicable provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Incentive Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of The Limited, Inc. (the "Company"). The Committee shall select those key executives of the Company with significant operating and financial responsibility and who are likely to be "covered employees" (within the meaning of Section 162(m) of the Code) for the relevant fiscal year, to be eligible to earn seasonal or annual cash incentive compensation payments to be paid under the Incentive Plan.

  In respect of each Spring and/or Fall selling season or fiscal year, the Committee may establish performance goals for the Company. The performance goals selected by the Committee shall be based on any one or more of the following: price of the Company's Common Stock or the stock of any affiliate, shareholder return, return on equity, return on investment, return on capital, sales productivity, comparable store sales growth, economic profit, economic value added, net income, operating income, gross margin, sales, free cash flow, earnings per share, operating company contribution or market share. These factors shall have a minimum performance standard below which, and a maximum performance standard above which, no payments will be made. These performance goals may be based on an analysis of historical performance and growth expectations for the business, financial results of other comparable businesses, and progress towards achieving the long-range strategic plan for the business. These performance goals and determination of results shall be based entirely on financial measures. The Committee may not use any discretion to modify award results except as permitted under Section 162(m) of the Code.

  Annual incentive compensation targets may be established for eligible executives ranging from 50% to 200% of base salary. Executives may earn their target incentive compensation if the business achieves the pre-established performance goals. The target incentive compensation percentage for each executive will be based on the level and functional responsibility of his or her position, size of the business for which the executive is responsible, and competitive practices. The amount of incentive compensation paid to participating executives may range from zero to double their targets, based upon the extent to which performance goals are achieved or exceeded. Except as otherwise permitted by Section 162(m) of the Code, the minimum level at which a participating executive will earn any incentive payment, and the level at which an executive will bear the maximum incentive payment of double the target, must be established by the Committee prior to the commencement of each bonus period. Actual payouts must be based on either a straight-line or preestablished graded interpolation based on these minimum and maximum levels and the performance goals.

  The maximum dollar amount to be paid for any year under the Incentive Plan to any participant may not exceed $5,000,000.

                                                                       EXHIBIT B



                               THE LIMITED, INC.
                1993 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN
                               (1997 RESTATEMENT)

                               THE LIMITED, INC.

                1993 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN
                               (1997 RESTATEMENT)

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
                                   ARTICLE 1
                           ESTABLISHMENT AND PURPOSE

 1.1 Establishment and Effective Date.....................................  B-1
 1.2 Purpose..............................................................  B-1
                                   ARTICLE 2
                                     AWARDS
 2.1 Form of Awards.......................................................  B-1
 2.2 Maximum Shares Available.............................................  B-1
 2.3 Return of Prior Awards...............................................  B-2
                                   ARTICLE 3
                                 ADMINISTRATION
 3.1 Committee............................................................  B-2
 3.2 Powers of Committee..................................................  B-2
 3.3 Delegation...........................................................  B-2
 3.4 Interpretations......................................................  B-2
 3.5 Liability; Indemnification...........................................  B-3
                                   ARTICLE 4
                                  ELIGIBILITY                               B-3
                                   ARTICLE 5
                                 STOCK OPTIONS
 5.1 Grant of Options.....................................................  B-3
 5.2 Option Price.........................................................  B-3
 5.3 Term of Options......................................................  B-3
 5.4 Exercise of Options..................................................  B-3
 5.5 Cancellation of Stock Appreciation Rights............................  B-4
                                   ARTICLE 6
              SPECIAL RULES APPLICABLE TO INCENTIVE STOCK OPTIONS
 6.1 Ten Percent Stockholder..............................................  B-4
 6.2 Limitation on Grants.................................................  B-4
 6.3 Limitations on Time of Grant.........................................  B-4

                                                                            PAGE
                                                                            ----
                                    ARTICLE 7
                            STOCK APPRECIATION RIGHTS
 7.1  Grants of Stock Appreciation Rights.................................  B-4
 7.2  Limitations on Exercise.............................................  B-5
 7.3  Surrender or Exchange of Tandem Stock Appreciation Rights...........  B-5
 7.4  Exercise of Nontandem Stock Appreciation Rights.....................  B-5
 7.5  Settlement of Stock Appreciation Rights.............................  B-5
 7.6  Cash Settlement.....................................................  B-5
                                    ARTICLE 8
           NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS      B-5
                                    ARTICLE 9
                            TERMINATION OF EMPLOYMENT
 9.1  Exercise after Termination of Employment............................  B-6
 9.2  Total Disability....................................................  B-6
                                   ARTICLE 10
                               DEATH OF ASSOCIATE                           B-6
                                   ARTICLE 11
                                RESTRICTED SHARES
 11.1 Grant of Restricted Shares..........................................  B-6
 11.2 Restrictions........................................................  B-6
 11.3 Restricted Stock Certificates.......................................  B-7
 11.4 Rights of Holders of Restricted Shares..............................  B-7
 11.5 Forfeiture..........................................................  B-7
 11.6 Delivery of Restricted Shares.......................................  B-7
 11.7 Performance-Based Objectives........................................  B-7
                                   ARTICLE 12
                               PERFORMANCE SHARES
 12.1 Award of Performance Shares.........................................  B-8
 12.2 Performance Period..................................................  B-8
 12.3 Right to Payment of Performance Shares..............................  B-8
 12.4 Payment for Performance Shares......................................  B-8
 12.5 Voting and Dividend Rights..........................................  B-8
                                   ARTICLE 13
                                PERFORMANCE UNITS
 13.1 Award of Performance Units..........................................  B-9
 13.2 Right to Payment of Performance Units...............................  B-9
 13.3 Payment for Performance Units.......................................  B-9

                                                                            PAGE
                                                                            ----
                                    ARTICLE 14
                               UNRESTRICTED SHARES
 14.1  Award of Unrestricted Shares.......................................   B-9
 14.2  Delivery of Unrestricted Shares....................................   B-9
                                    ARTICLE 15
                               TAX OFFSET PAYMENTS                          B-10
                                    ARTICLE 16
                    ADJUSTMENT UPON CHANGES IN CAPITALIZATION               B-10
                                    ARTICLE 17
                            AMENDMENT AND TERMINATION                       B-10
                                    ARTICLE 18
                                WRITTEN AGREEMENT                           B-11
                                    ARTICLE 19
                             MISCELLANEOUS PROVISIONS
 19.1  Fair Market Value..................................................  B-11
 19.2  Tax Withholding....................................................  B-11
 19.3  Compliance With Section 16(b) and Section 162(m)...................  B-11
 19.4  Successors.........................................................  B-11
 19.5  General Creditor Status............................................  B-12
 19.6  No Right to Employment.............................................  B-12
 19.7  Notices............................................................  B-12
 19.8  Severability.......................................................  B-12
 19.9  Governing Law......................................................  B-12
 19.10 Term of Plan.......................................................  B-12

                               THE LIMITED, INC.

               1993 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN
                              (1997 RESTATEMENT)

                                   ARTICLE 1

                           ESTABLISHMENT AND PURPOSE

  1.1 Establishment and Effective Date. In 1996, the Limited, Inc., a Delaware corporation (the "Company"), established a stock incentive plan known as "The Limited, Inc. 1993 Stock Option and Performance Incentive Plan (1996 Restatement)" (the "1996 Plan"). The 1996 Plan became effective on May 20, 1996. The 1996 Plan was amended and restated by the Company's Board of Directors (the "Board") on March 21, 1997 (the "Plan"), subject to approval of the Company's stockholders.

  1.2 Purpose. The Company desires to attract and retain the best available executive and key management associates for itself and its subsidiaries and to encourage the highest level of performance by such associates in order to serve the best interests of the Company and its stockholders. The Plan is expected to contribute to the attainment of these objectives by offering eligible associates the opportunity to acquire stock ownership interests in the Company, and other rights with respect to stock of the Company, and to thereby provide them with incentives to put forth maximum efforts for the success of the Company and its subsidiaries.

                                   ARTICLE 2

                                    AWARDS

  2.1 Form of Awards. Awards under the Plan may be granted in any one or all of the following forms: (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) nonstatutory stock options ("Nonstatutory Stock Options") (unless otherwise indicated, references in the Plan to Options shall include both Incentive Stock Options and Nonstatutory Stock Options); (iii) stock appreciation rights ("Stock Appreciation Rights"), as described in Article 7, which may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights"); (iv) shares of common stock of the Company ("Common Stock") which are restricted as provided in Article 11 ("Restricted Shares"); (v) units representing shares of Common Stock, as described in
Article 12 ("Performance Shares"); (vi) units which do not represent shares of Common Stock but which may be paid in the form of Common Stock, as described in Article 13 ("Performance Units"); (vii) shares of unrestricted Common Stock ("Unrestricted Shares"); and (viii) tax offset payments ("Tax Offset Payments"), as described in Article 15.

  2.2 Maximum Shares Available. The maximum aggregate number of shares of Common Stock available for award under the Plan is 17,298,225, subject to adjustment pursuant to Article 16. In addition, Tax Offset Payments which may be awarded under the Plan will not exceed the number of shares available for issuance under the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Company. In the event that prior to the end of the period during which

Options may be granted under the Plan, any Option or any Nontandem Stock Appreciation Right under the Plan expires unexercised or is terminated, surrendered or canceled (other than in connection with the exercise of a Stock Appreciation Right) without being exercised in whole or in part for any reason, or any Restricted Shares, Performance Shares or Performance Units are forfeited, or if such awards are settled in cash in lieu of shares of Common Stock, then such shares or units may, at the discretion of the Committee (as defined below) to the extent permissible under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Act"), be made available for subsequent awards under the Plan, upon such terms as the Committee may determine.

  2.3 Return of Prior Awards. As a condition to any subsequent award, the Committee shall have the right, at its discretion, to require associates to return to the Company awards previously granted under this Plan. Subject to the provisions of this Plan, such new award shall be upon such terms and conditions as are specified by the Committee at the time the new award is granted to the extent permitted by Rule 16b-3 under the Act.

                                   ARTICLE 3

                                ADMINISTRATION

  3.1 Committee. The Plan shall be administered by a Committee (the "Committee") appointed by the Board and consisting of not less than two (2) members of the Board. Each member of the Committee shall be an "outside director" (within the meaning of Section 162(m) of the Code) and a "non-employee director" (within the meaning of Rule 16b-3(b)(3)(i) under the Act).

  3.2 Powers of Committee. Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option; (ii) to designate Options as Incentive Stock Options or Nonstatutory Stock Options and to determine which Options, if any, shall be accompanied by Tandem Stock Appreciation Rights; (iii) to grant Tandem Stock Appreciation Rights and Nontandem Stock Appreciation Rights and to determine the terms and conditions of such rights; (iv) to grant Restricted Shares and to determine the term of the restricted period and other conditions and restrictions applicable to such shares; (v) to grant Performance Shares and Performance Units and to determine the performance objectives, performance periods and other conditions applicable to such shares or units; (vi) to grant Unrestricted Shares; (vii) to determine the amount of, and to make, Tax Offset Payments; and (viii) to determine the associates to whom, and the time or times at which, Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and Unrestricted Shares shall be granted.

  3.3 Delegation. The Committee may delegate to one or more of its members or to any other person or persons such duties as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder if such delegation will cause (i) transactions under the Plan to fail to comply with Section 16 of the Act or (ii) the Committee to fail to qualify as "outside directors" under Section 162(m) of the Code. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

  3.4 Interpretations. The Committee shall have sole discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Company, all associates who have received awards under the Plan and all other interested persons.

  3.5 Liability; Indemnification. No member of the Committee, nor any person to whom duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Company with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Company's Certificate of Incorporation and Bylaws, as amended from time to time.

                                   ARTICLE 4

                                  ELIGIBILITY

  Awards shall be limited to executive and key management associates who are regular, full-time associates of the Company and its present and future subsidiaries. In determining the associates to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the nature of the services rendered by such associates, their present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant. As used in this Plan, the term "subsidiary" shall mean any corporation which at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" set forth in Section 424(f) of the Code, or any successor provision hereafter enacted. No associate may be granted in any calendar year awards covering more than 2,000,000 shares of Common Stock.

                                   ARTICLE 5

                                 STOCK OPTIONS

  5.1 Grant of Options. Options may be granted under this Plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, as the Committee shall from time to time determine.

  5.2 Option Price. The option price of each Option to purchase Common Stock shall be determined by the Committee at the time of the grant, but shall not be less than 100 percent of the fair market value of the Common Stock subject to such Option on the date of grant. The option price so determined shall also be applicable in connection with the exercise of any Tandem Stock Appreciation Right granted with respect to such Option.

  5.3 Term of Options. The term of each Option granted under the Plan shall not exceed ten (10) years from the date of grant, subject to earlier termination as provided in Articles 9 and 10, except as otherwise provided in
Section 6.1 with respect to ten (10) percent stockholders of the Company.

  5.4 Exercise of Options. An Option may be exercised, in whole or in part, at such time or times as the Committee shall determine. The Committee may, in its discretion, accelerate the exercisability of any Option at any time. Options may be exercised by an associate by giving written notice to the Committee stating the number of shares of Common Stock with respect to which the Option is being exercised and tendering payment therefor. Payment for the Common Stock issuable upon exercise of the Option shall be made in full in cash or by certified check or, if the Committee, in its sole discretion, permits, in shares of Common Stock (valued at fair market value on the date of exercise). As soon as reasonably practicable following such exercise, a certificate representing the shares of Common Stock purchased, registered in the name of the associate, shall be delivered to the associate.

  5.5 Cancellation of Stock Appreciation Rights. Upon exercise of all or a portion of an Option, the related Tandem Stock Appreciation Rights shall be canceled with respect to an equal number of shares of Common Stock.

                                   ARTICLE 6

              SPECIAL RULES APPLICABLE TO INCENTIVE STOCK OPTIONS

  6.1 Ten Percent Stockholder. Notwithstanding any other provision of this Plan to the contrary, no associate may receive an Incentive Stock Option under the Plan if such associate, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company, its parent or its subsidiaries, unless
(i) the option price for such Incentive Stock Option is at least 110 percent of the fair market value of the Common Stock subject to such Incentive Stock Option on the date of grant and (ii) such Option is not exercisable after the date five (5) years from the date such Incentive Stock Option is granted.

  6.2 Limitation on Grants. The aggregate fair market value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an associate during any calendar year (under this Plan or any other plan of the Company or a subsidiary) shall not exceed $100,000.

  6.3 Limitations on Time of Grant. No grant of an Incentive Stock Option shall be made under this Plan more than ten (10) years after the earlier of the date of adoption of the Plan by the Board or the date the Plan is approved by stockholders.

                                   ARTICLE 7

                           STOCK APPRECIATION RIGHTS

  7.1 Grants of Stock Appreciation Rights. Tandem Stock Appreciation Rights may be awarded by the Committee in connection with any Option granted under the Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option. Nontandem Stock Appreciation Rights may also be granted by the Committee at any time. At the time of grant of a Nontandem Stock Appreciation Right, the Committee shall specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be used in connection with the calculation described in Section 7.4 below. The base price of a Nontandem Stock Appreciation Right shall be not less than 100 percent of the fair market value of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of this Plan as the Committee shall determine.

  7.2 Limitations on Exercise. A Tandem Stock Appreciation Right shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be canceled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options, or portions thereof, surrendered upon exercise of a Tandem Stock Appreciation Right, shall not be available for subsequent awards under the Plan. A Nontandem Stock Appreciation Right shall be exercisable during such period as the Committee shall determine.

  7.3 Surrender or Exchange of Tandem Stock Appreciation Rights. A Tandem Stock Appreciation Right shall entitle the associate to surrender to the Company unexercised the related option, or any portion thereof, and to receive from the Company in exchange therefor that number of shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one (1) share of Common Stock as of the date the Tandem Stock Appreciation Right is exercised over (ii) the option price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Cash shall be delivered in lieu of any fractional shares.

  7.4 Exercise of Nontandem Stock Appreciation Rights. The exercise of a Nontandem Stock Appreciation Right shall entitle the associate to receive from the Company that number of shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one (1) share of Common Stock as of the date on which the Nontandem Stock Appreciation Right is exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Right, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Right, or the portion thereof being exercised. Cash shall be delivered in lieu of any fractional shares.

  7.5 Settlement of Stock Appreciation Rights. As soon as is reasonably practicable after the exercise of a Stock Appreciation Right, the Company shall (i) issue, in the name of the associate, stock certificates representing the total number of full shares of Common Stock to which the associate is entitled pursuant to Section 7.3 or 7.4 hereof, and cash in an amount equal to the fair market value, as of the date of exercise, of any resulting fractional shares, and (ii) if the Committee causes the Company to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Right in cash pursuant to Section 7.6, deliver to the associate an amount in cash equal to the fair market value, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

  7.6 Cash Settlement. The Committee, in its discretion, may cause the Company to settle all or any part of its obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the fair market value of such shares on the date of exercise.

                                   ARTICLE 8

                       NONTRANSFERABILITY OF OPTIONS AND
                           STOCK APPRECIATION RIGHTS

  No Option or Stock Appreciation Right may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option or Stock Appreciation Right shall be subject to execution, attachment or similar process. Any attempted assignment transfer, pledge, hypothecation or other disposition of an Option or a Stock Appreciation

Right not specifically permitted herein shall be null and void and without effect. An Option or Stock Appreciation Right may be exercised by an associate only during his or her lifetime, or following his or her death pursuant to
Article 10.

                                   ARTICLE 9

                           TERMINATION OF EMPLOYMENT

  9.1 Exercise after Termination of Employment. Except as the Committee may at any time provide, in the event that the employment of an associate to whom an Option or Stock Appreciation Right has been granted under the Plan shall be terminated (for reasons other than death or total disability), such Option or Stock Appreciation Right may be exercised (to the extent that the associate was entitled to do so at the termination of his employment) at any time within three (3) months after such termination of employment.


  9.2 Total Disability. In the event that an associate to whom an Option or Stock Appreciation Right has been granted under the Plan shall become totally disabled, except as the Committee may at anytime provide such Option or Stock Appreciation Right may be exercised at any time during the first nine (9) months that the associate receives benefits under The Limited, Inc. Long-Term Disability Plan (the "Disability Plan"). For purposes hereof, "total disability" shall have the definition set forth in the Disability Plan, which definition is hereby incorporated by reference.

                                  ARTICLE 10

                              DEATH OF ASSOCIATE

  If an associate to whom an Option or Stock Appreciation Right has been granted under the Plan shall die while employed by the Company or one of its subsidiaries or within three (3) months after the termination of such employment, except as the Committee may at any time provide, such Option or Stock Appreciation Right may be exercised to the extent that the associate was entitled to do so at the time of his or her death, by the associate's estate or by the person who acquires the right to exercise such Option or Stock Appreciation Right upon his or her death by bequest or inheritance. Such exercise may occur at any time within one (1) year after the date of the associate's death, but in no case later than the date on which the Option or Stock Appreciation Right terminates or such other period as the Committee may at any time provide.

                                  ARTICLE 11

                               RESTRICTED SHARES

  11.1 Grant of Restricted Shares. The Committee may from time to time cause the Company to grant Restricted Shares under the Plan to associates, subject to such restrictions, conditions and other terms as the Committee may determine.

  11.2 Restrictions. At the time a grant of Restricted Shares is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such Restricted Shares. Each grant of Restricted Shares may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which shall be applicable to all or any portion of the Restricted Shares. Except with respect to grants of Restricted Shares intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, the Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Shares.

  11.3 Restricted Stock Certificates. If the Committee deems it necessary or appropriate, the Company may issue, in the name of each associate to whom Restricted Shares have been granted, stock certificates representing the total number of Restricted Shares granted to the associate, provided that such certificates bear an appropriate legend or other restriction on transfer. The Secretary of the Company shall hold such certificates, properly endorsed for transfer, for the associate's benefit until such time as the Restricted Shares are forfeited to the Company, or the restrictions lapse.

  11.4 Rights of Holders of Restricted Shares. Except as determined by the Committee either at the time Restricted Shares are awarded or any time thereafter prior to the lapse of the restrictions, holders of Restricted Shares shall not have the right to vote such shares or the right to receive any dividends with respect to such shares. All distributions, if any, received by an associate with respect to Restricted Shares as a result of any stock split-up, stock distribution, a combination of shares, or other similar transaction shall be subject to the restrictions of this Article 11.

  11.5 Forfeiture. Except as the Committee may at any time provide, any Restricted Shares granted to an associate pursuant to the Plan shall be forfeited if the associate terminates employment with the Company or its subsidiaries prior to the expiration or termination of the Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon such forfeiture, the Secretary of the Company shall either cancel or retain in its treasury the Restricted Shares that are forfeited to the Company.

  11.6 Delivery of Restricted Shares. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the associate or the associate's beneficiary or estate, as the case may be.

  11.7 Performance-Based Objectives. At the time of the grant of Restricted Shares to an associate, and prior to the beginning of the performance period to which performance objectives relate, the Committee may establish performance objectives based on any one or more of the following: price of the Company's Common Stock or the stock of any affiliate, shareholder return, return on equity, return on investment, return on capital, sales productivity, comparable store sales growth, economic profit, economic value added, net income, operating income, gross margin, sales, free cash flow, earnings per share, operating company contribution or market share. These factors shall have a minimum performance standard below which, and a maximum performance standard above which, no payments will be made. These performance goals may be based on an analysis of historical performance and growth expectations for the business, financial results of other comparable businesses, and progress towards achieving the long-range strategic plan for the business. These performance goals and determination of results shall be based entirely on financial measures. The Committee may not use any discretion to modify award results except as permitted under Section 162(m) of the Code.

                                  ARTICLE 12

                              PERFORMANCE SHARES

  12.1 Award of Performance Shares. For each Performance Period (as defined in
Section 12.2), Performance Shares may be granted under the Plan to such associates of the Company and its subsidiaries as the Committee shall determine. Each Performance Share shall be deemed to be equivalent to one (1) share of Common Stock. Performance Shares granted to an associate shall be credited to an account (a "Performance Share Account") established and maintained for such associate.

  12.2 Performance Period. "Performance Period" shall mean such period of time as shall be determined by the Committee in its sole discretion. Different Performance Periods may be established for different associates receiving Performance Shares. Performance Periods may run consecutively or concurrently.

  12.3 Right to Payment of Performance Shares. With respect to each award of Performance Shares under this Plan, the Committee shall specify performance objectives (the "Performance Objectives") which must be satisfied in order for the associate to vest in the Performance Shares which have been awarded to him or her for the Performance Period. If the Performance Objectives established for an associate for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Shares have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, full vested Performance Shares to the associate. The Committee may also determine, in its sole discretion, that Performance Shares awarded to an associate shall become partially or fully vested upon the associate's death, total disability (as defined in Article 9) or retirement, or upon the termination of the associate's employment prior to the end of the Performance Period.

  12.4 Payment for Performance Shares. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 12.3). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Shares shall be granted to the associate pursuant to Section 12.3. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of grant, the Company shall pay to the associate an amount with respect to each vested Performance Share equal to the fair market value of a share of Common Stock on such payment date or, if the Committee shall so specify at the time of grant, an amount equal to (i) the fair market value of a share of Common Stock on the payment date less (ii) the fair market value of a share of Common Stock on the date of grant of the Performance Share. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine.

  12.5 Voting and Dividend Rights. Except as the Committee may at any time provide, no associate shall be entitled to any voting rights, to receive any dividends, or to have his or her Performance Share Account credited or increased as a result of any dividends or other distribution with respect to Common Stock. Notwithstanding the foregoing, within sixty (60) days from the date of payment of a dividend by the Company on its shares of Common Stock, the Committee, in its discretion, may credit an associate's Performance Share Account with additional Performance Shares having an aggregate fair market value equal to the dividend per share paid on the Common Stock multiplied by the number of Performance Shares credited to his or her account at the time the dividend was declared.

                                  ARTICLE 13

                               PERFORMANCE UNITS

  13.1 Award of Performance Units. For each Performance Period (as defined in
Section 12.2), Performance Units may be granted under the Plan to such associates of the Company and its subsidiaries as the Committee shall determine. The award agreement covering such Performance Units shall specify a value for each Performance Unit or shall set forth a formula for determining the value of each Performance Unit at the time of payment (the "Ending Value"). If necessary to make the calculation of the amount to be paid to the associate pursuant to Section 13.3, the Committee shall also state in the award agreement the initial value of each Performance Unit (the "Initial Value"). Performance Units granted to an associate shall be credited to an account (a "Performance Unit Account") established and maintained for such associate.

  13.2 Right to Payment of Performance Units. With respect to each award of Performance Units under this Plan, the Committee shall specify Performance Objectives which must be satisfied in order for the associate to vest in the Performance Units which have been awarded to him or her for the Performance Period. If the Performance Objectives established for an associate for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Units have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Units to the associate. The Committee may also determine, in its sole discretion, that Performance Units awarded to an associate shall become partially or fully vested upon the associate's death, total disability (as defined in Article 9) or retirement, or upon the termination of employment of the associate by the Company.

  13.3 Payment for Performance Units. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 13.2). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Units shall be granted to the associate pursuant to Section 13.2. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine, the Company shall pay to the associate an amount with respect to each vested Performance Unit equal to the Ending Value of the Performance Unit or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Ending Value of the Performance Unit less (ii) the Initial Value of the Performance Unit. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine.

                                  ARTICLE 14

                              UNRESTRICTED SHARES

  14.1 Award of Unrestricted Shares. The Committee may cause the Company to grant Unrestricted Shares to associates at such time or times, in such amounts and for such reasons as the Committee, in its sole discretion, shall determine. No payment shall be required for Unrestricted Shares.

  14.2 Delivery of Unrestricted Shares. The Company shall issue, in the name of each associate to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to the associate, and shall deliver such certificates to the associate as soon as reasonably practicable after the date of grant or on such later date as the Committee shall determine at the time of grant.

                                  ARTICLE 15

                              TAX OFFSET PAYMENTS

  The Committee shall have the authority at the time of any award under this Plan or anytime thereafter to make Tax Offset Payments to assist associates in paying income taxes incurred as a result of their participation in this Plan. The Tax Offset Payments shall be determined by multiplying a percentage established by the Committee by all or a portion (as the Committee shall determine) of the taxable income recognized by an associate upon (i) the exercise of a Nonstatutory Stock Option or a Stock Appreciation Right, (ii) the disposition of shares received upon exercise of an Incentive Stock Option,
(iii) the lapse of restrictions on Restricted Shares, (iv) the award of Unrestricted Shares, or (v) payments for Performance Shares or Performance Units. The percentage shall be established, from time to time, by the Committee at that rate which the Committee, in its sole discretion, determines to be appropriate and in the best interests of the Company to assist associates in paying income taxes incurred as a result of the events described in the preceding sentence. Tax Offset Payments shall be subject to the restrictions on transferability applicable to Options and Stock Appreciation Rights under Article 8.
                                  ARTICLE 16

                   ADJUSTMENT UPON CHANGES IN CAPITALIZATION

  Notwithstanding any other provision of the Plan, the Committee may at any time make or provide for such adjustments to the Plan, to the number and class of shares available thereunder or to any outstanding Options, Stock Appreciation Rights, Restricted Shares or Performance Shares as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the number of shares of outstanding Common Stock by reason of stock dividends, extraordinary cash dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like.

                                  ARTICLE 17

                           AMENDMENT AND TERMINATION

  The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would materially increase the aggregate number of shares which may be issued under the Plan shall be subject to the approval of the Company's stockholders, except that any such increase that may result from adjustments authorized by Article 16 does not require such approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the associate to whom an award shall theretofore have been granted, adversely affect the rights of such associate under such award.

                                  ARTICLE 18

                               WRITTEN AGREEMENT

  Each award of Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units, Unrestricted Shares and Tax Offset Payments shall be evidenced by a written agreement, executed by the associate and the Company, and containing such restrictions, terms and conditions, if any, as the Committee may require. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.

                                  ARTICLE 19

                           MISCELLANEOUS PROVISIONS

  19.1 Fair Market Value. "Fair market value" for purposes of this Plan shall be the closing price of the Common Stock as reported on the principal exchange on which the shares are listed for the date on which the grant, exercise or other transaction occurs, or if there were no sales on such date, the most recent prior date on which there were sales.

  19.2 Tax Withholding. The Company shall have the right to require associates or their beneficiaries or legal representatives to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements, or to deduct from all payments under this Plan, including Tax Offset Payments, amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to an associate in cash, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements. The Committee may, in its discretion, permit an associate to satisfy his or her tax withholding obligation either by (i) surrendering shares owned by the associate or (ii) having the Company withhold from shares otherwise deliverable to the associate. Shares surrendered or withheld shall be valued at their fair market value as of the date on which income is required to be recognized for income tax purposes. In the case of an award of Incentive Stock Options, the foregoing right shall be deemed to be provided to the associate at the time of such award.

  19.3 Compliance With Section 16(b) and Section 162(m). In the case of associates who are or may be subject to Section 16 of the Act, it is the intent of the corporation that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to associates who are or may be subject to Section 16 of the Act. If any award hereunder is intended to qualify as performance-based for purposes of Section 162(m) of the Code, the Committee shall not exercise any discretion to increase the payment under such award except to the extent permitted by Section 162(m) and the regulations thereunder.

  19.4 Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and businesses of the Company. In the event of any of the foregoing, the Committee may, at its discretion prior to the consummation of the transaction, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.

  19.5 General Creditor Status. Associates shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any associate or beneficiary or legal representative of such associate. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

  19.6 No Right to Employment. Nothing in the Plan or in any written agreement entered into pursuant to Article 18, nor the grant of any award, shall confer upon any associate any right to continue in the employ of the Company or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Company or a subsidiary to modify the terms of or terminate such associate's employment at any time.

  19.7 Notices. Notices required or permitted to be made under the Plan shall be sufficiently made if sent by registered or certified mail addressed (a) to the associate at the associate's address set forth in the books and records of the Company or its subsidiaries, or (b) to the Company or the Committee at the principal office of the Company.

  19.8 Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

  19.9 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

  19.10 Term of Plan. Unless earlier terminated pursuant to Article 17 hereof, the Plan shall terminate on May 19, 2006.

                                   P R O X Y


                               THE LIMITED, INC.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 19, 1997

The undersigned hereby appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, proxies, with full power of substitution, to vote for the undersigned all shares of Common Stock of The Limited, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 19, 1997 at 9:00 a.m., Eastern Daylight Time, and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournments thereof.

Election of Directors, Nominees:

E. Gordon Gee, Claudine B. Malone, Allan R. Tessler, Abigail S. Wexner

SAID PROXIES ARE DIRECTED TO VOTE AS MARKED ON THE REVERSE SIDE AND IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.
                                (Continued and to be signed on the reverse side)

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                             FOLD AND DETACH HERE

X  PLEASE MARK YOUR
   VOTES AS IN THIS
   EXAMPLE.                                                9788





--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NAMED NOMINEES
AND "FOR" APPROVAL OF THE PLANS REFERRED TO BELOW, AND RECOMMENDS A VOTE "AGAINST" APPROVAL OF EACH OF STOCKHOLDER PROPOSAL NO. 1 AND STOCKHOLDER PROPOSAL NO. 2. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY
THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD.

1. Election of                           FOR       WITHHELD
Directors (see reverse)                  [_]          [_]


For, except vote withheld from following nominee(s):

--------------------------------------------------------------------------------

2. Approval of The Limited, Inc. Incentive Compensation Performance Plan

                   FOR       AGAINST        ABSTAIN
                    [_]           [_]            [_]

4. Approval of Stockholder Proposal No. 1

                   FOR       AGAINST        ABSTAIN
                    [_]           [_]            [_]

3. Approval of the 1997 Restatement of The Limited, Inc. 1993 Stock Option and Performance Incentive Plan

                   FOR       AGAINST        ABSTAIN
                    [_]           [_]            [_]

5. Approval of Stockholder Proposal No. 2

                   FOR       AGAINST        ABSTAIN
                    [_]           [_]            [_]

THE UNDERSIGNED ACKNOWLEDGES RECEIPT WITH THIS PROXY OF A COPY OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT DATED APRIL 14, 1997.

IMPORTANT: PLEASE DATE THIS PROXY AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. IF STOCK IS HELD JOINTLY, SIGNATURE SHOULD INCLUDE BOTH NAMES. EXECU-TORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND OTHERS SIGNING IN A REPRESENTA-TIVE CAPACITY SHOULD INDICATE FULL TITLES.

SIGNATURE(S)_________________________DATE____________


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                            FOLD AND DETACH HERE

LOGO
                                     PROXY

                               THE LIMITED, INC.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 19, 1997
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NAMED NOMINEES AND "FOR" APPROVAL OF THE PLANS REFERRED TO BELOW, AND RECOMMENDS A VOTE "AGAINST" EACH OF STOCKHOLDER PROPOSAL NO.1 AND STOCKHOLDER PROPOSAL NO.2. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD.

Election of Directors, Nominees:
E. Gordon Gee, Claudine B. Malone, Allan R. Tessler, Abigail S. Wexner

1. Election of Directors
                           FOR       WITHHELD
                           [_]        [_]
For, except vote withheld from following nominee(s):

-------------------------------------------------------------------------------
2. Approval of The Limited, Inc. Incentive Compensation Performance Plan
                   FOR       AGAINST        ABSTAIN
                    [_]           [_]            [_]
3. Approval of the 1997 Restatement of The Limited, Inc. 1993 Stock Option and Performance Incentive Plan
                   FOR       AGAINST        ABSTAIN
                    [_]           [_]            [_]
4. Approval of Stockholder Proposal No. 1
                   FOR       AGAINST        ABSTAIN
                    [_]           [_]            [_]
                (Continued and to be signed on the reverse side)

LOGO
5. Approval of Stockholder Proposal No. 2
                   FOR       AGAINST        ABSTAIN
                    [_]           [_]            [_]

  The undersigned hereby appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, proxies, with full power of substitution, to vote for the undersigned all shares of Class A Common Stock of The Limited, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 19, 1997 at 9:00 a.m., Eastern Daylight Time, and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournments thereof.

  The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 14, 1997.

                                       SIGNATURE(S) ________________  DATE

                                       IMPORTANT: PLEASE DATE THIS PROXY AND
                                       SIGN EXACTLY AS YOUR NAME OR NAMES
                                       APPEAR HEREON. IF STOCK IS HELD
                                       JOINTLY, SIGNATURE SHOULD INCLUDE BOTH
                                       NAMES. EXECUTORS, ADMINISTRATORS,
                                       TRUSTEES, GUARDIANS AND OTHERS SIGNING
                                       IN A REPRESENTATIVE CAPACITY SHOULD
                                       INDICATE FULL TITLES.